As filed with the U.S. Securities and Exchange Commission on November 27, 2006

                                                      Registration Nos. 333-5039
                                                                        811-7643
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 18                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     |X|

                                 AMENDMENT NO. 20                           |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                                PHOENIX PHOLIOs(SM)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                c/o PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               ------------------
                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                               JOHN H. BEERS, ESQ.

                            VICE PRESIDENT AND CLERK

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ------------------
     It is proposed that this filing will become effective (check appropriate box):
     | | immediately upon filing pursuant to paragraph (b)

     [X] on November 30, 2006, pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on ____________, pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on ____________, pursuant to paragraph (a)(2) of Rule 485
     If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                                                               NOVEMBER 30, 2006


PROSPECTUS

PHOENIX ASSET ALLOCATION PHOLIOs

> PHOENIX WEALTH ACCUMULATOR PHOLIO

> PHOENIX WEALTH BUILDER PHOLIO

> PHOENIX WEALTH GUARDIAN PHOLIO


PHOENIX DIVERSIFYING PHOLIO

> PHOENIX DIVERSIFIER PHOLIO



TRUST NAME: PHOENIX PHOLIOs(SM)                                                 WOULDN'T YOU RATHER
                                                                                HAVE THIS DOCUMENT
Neither the Securities and Exchange Commission nor any state                    E-MAILED TO YOU?
securities commission has approved or disapproved of these
securities or determined if this prospectus is truthful or                      Eligible shareholders can sign up
complete. Any representation to the contrary is a criminal offense.             for E-Delivery at PhoenixFunds.com

This prospectus contains important information that you should know before investing in Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Diversifier PHOLIO. Please read it carefully and retain it for future reference.

[LOGO] PHOENIXFUNDS(SM)

PHOENIX PHOLIOs(SM)
--------------------------------------------------------------------------------


TABLE OF CONTENTS

Phoenix Wealth Accumulator PHOLIO
   Investment Risk and Return Summary......................................    3
   Fund Fees and Expenses..................................................    8
Phoenix Wealth Builder PHOLIO
   Investment Risk and Return Summary......................................   10
   Fund Fees and Expenses..................................................   17
Phoenix Wealth Guardian PHOLIO
   Investment Risk and Return Summary......................................   19
   Fund Fees and Expenses..................................................   25
Phoenix Diversifier PHOLIO

   Investment Risk and Return Summary......................................   27
   Fund Fees and Expenses..................................................   32
Management of the Funds....................................................   34
Pricing of Fund Shares.....................................................   35
Sales Charges..............................................................   37
Your Account...............................................................   42
How to Buy Shares..........................................................   44
How to Sell Shares.........................................................   45
Things You Should Know When Selling Shares.................................   46
Account Policies...........................................................   47
Investor Services and Other Information....................................   51
Tax Status of Distributions................................................   52
Financial Highlights.......................................................   53
Appendix A - Investment Techniques and Practices
   of Underlying Affiliated Mutual Funds and
   Exchange-Traded Funds (ETFs)............................................   57
Appendix B - Underlying Affiliated Mutual Funds............................   58

PHOENIX PHOLIOs(SM)
--------------------------------------------------------------------------------



This prospectus describes four funds, PHOenix Life-cycle Investment Options, known as Phoenix PHOLIOs. Phoenix PHOLIOs are packaged investment options that range from all-in-one asset allocation funds to a diversifying fund that focuses on select areas of the investment universe.


ASSET ALLOCATION PHOLIOs

o Phoenix Wealth Accumulator PHOLIO seeks long-term capital appreciation consistent with an aggressive level of risk relative to other of the PHOLIOs.

o Phoenix Wealth Builder PHOLIO seeks long-term capital appreciation consistent with a fairly aggressive level of risk relative to other of the PHOLIOs.


o Phoenix Wealth Guardian PHOLIO seeks long-term capital appreciation and current income consistent with a moderate level of risk relative to other of the PHOLIOs.

DIVERSIFYING PHOLIO


o Phoenix Diversifier PHOLIO seeks long-term capital appreciation by investing in a diversified mix of affiliated mutual funds and exchange-traded funds
   (ETFs) that have less correlation to traditional equity markets.


OVERALL INVESTMENT APPROACH

Each of the PHOLIOs is a "fund of funds," meaning that each PHOLIO seeks to achieve its investment objective by investing its assets in other Phoenix mutual funds, referred to as underlying affiliated mutual funds, and for the Diversifier PHOLIO, in exchange-traded funds (ETFs).

ASSET ALLOCATION PHOLIOs

The Asset Allocation PHOLIOs have a target allocation for the percentage of each PHOLIO's assets to be invested in the general asset classes of equity and fixed income.

The following table indicates each Asset Allocation PHOLIO's target allocation between asset classes:

--------------------------------------------------------------------------------
            PHOLIO                   EQUITY ALLOCATION   FIXED INCOME ALLOCATION
--------------------------------------------------------------------------------
Phoenix Wealth Accumulator PHOLIO           100%                   0%
--------------------------------------------------------------------------------
Phoenix Wealth Builder PHOLIO                80%                  20%
--------------------------------------------------------------------------------
Phoenix Wealth Guardian PHOLIO               60%                  40%
--------------------------------------------------------------------------------


DIVERSIFIER PHOLIO

The Diversifier PHOLIO has allocations to underlying affiliated mutual funds and ETFs that invest in distinct areas of the investment universe to support the objective and strategies of the PHOLIO. The following table indicates the types of investments in which the Diversifier PHOLIO may be invested:


                          ----------------------------
                           PHOENIX DIVERSIFIER PHOLIO

                                 Market Neutral

                                Global Utilities


                             Real Estate Securities

                          ----------------------------

PHOENIX WEALTH ACCUMULATOR PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Wealth Accumulator PHOLIO (the "Wealth Accumulator PHOLIO") is a fund of funds that has an investment objective of seeking long-term capital appreciation. There is no guarantee that the fund will meet its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH ACCUMULATOR PHOLIO

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.


> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation of approximately 100% of assets in equity mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization and (ii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.


> The adviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The adviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.


                                             Phoenix Wealth Accumulator PHOLIO 3

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in selecting the appropriate mix of underlying affiliated mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund's performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.


4 Phoenix Wealth Accumulator PHOLIO

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.


                                             Phoenix Wealth Accumulator PHOLIO 5

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK

Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the Investment Company Act of 1940 (the "1940 Act"). Assets invested in REITs incur a layering of expenses paid by the REIT.


6 Phoenix Wealth Accumulator PHOLIO

SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

PERFORMANCE TABLES

The fund has been in existence only since its inception on August 4, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.










                                             Phoenix Wealth Accumulator PHOLIO 7

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        ------                   ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                           5.75%                     None


Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                   None(a)                  1.00%(b)


Maximum Sales Charge (load) Imposed on Reinvested Dividends              None                     None

Redemption Fee                                                           None                     None

Exchange Fee                                                             None                     None
                                                               ---------------------------------------------------
                                                                        CLASS A                  CLASS C
                                                                         SHARES                   SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                         0.10%                    0.10%


Distribution and Shareholder Servicing (12b-1) Fees(c)(d)                None                    0.75%

Other Expenses                                                          7.33%                    7.33%

Acquired Fund Fees and Expenses
(Underlying Mutual Funds)                                               1.52%                    1.52%

TOTAL ANNUAL FUND OPERATING EXPENSES(e)                                 8.95%                    9.70%

Expense Reduction(f)                                                   (7.43)%                  (7.43)%
                                                                        ------                   ------
NET ANNUAL FUND OPERATING EXPENSES                                      1.52%                    2.27%
                                                                        ======                   ======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.00% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.



8 Phoenix Wealth Accumulator PHOLIO

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   CLASS           1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A          $721           $2,243            $3,820          $7,250
--------------------------------------------------------------------------------
   Class C          $330           $1,915            $3,686          $7,434

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------

   CLASS           1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class C          $230           $1,915            $3,686          $7,434
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.





                                             Phoenix Wealth Accumulator PHOLIO 9

PHOENIX WEALTH BUILDER PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Wealth Builder PHOLIO (the "Wealth Builder PHOLIO") is a fund of funds that has an investment objective of seeking long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH BUILDER PHOLIO

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 80% of assets in equity mutual funds, and approximately 20% of assets in bond mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization, (ii) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

> The adviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The adviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

>        The fund may also invest in high-quality, short-term securities.


10 Phoenix Wealth Builder PHOLIO

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund's performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may


                                                Phoenix Wealth Builder PHOLIO 11
create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.


12 Phoenix Wealth Builder PHOLIO

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES RISK

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying


                                                Phoenix Wealth Builder PHOLIO 13
loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK


Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.


SHORT-TERM INVESTMENTS RISK

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.


SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.



14 Phoenix Wealth Builder PHOLIO

U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.























                                                Phoenix Wealth Builder PHOLIO 15

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Wealth Builder PHOLIO. The bar chart shows the performance in the fund's Class A Shares over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]
                   [CALENDAR YEAR]          [ANNUAL RETURN %]
                        2004                      10.26%
                        2005                       3.65%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 7.88% (quarter ending December 31, 2004) and the lowest return for a quarter was -3.03% (quarter ending March 31,
2005). Year-to-date performance (through September 30, 2006) is 7.06%.


------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                                             SINCE
(FOR THE PERIODS ENDED 12/31/05)(2)                                      1 YEAR        INCEPTION(3)

-----------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------
  Return Before Taxes                                                    -2.31%           6.99%
---------------------------------------------------------------------- ----------- ------------------
  Return After Taxes on Distributions(4)                                 -3.51%           6.26%
---------------------------------------------------------------------- ----------- ------------------

  Return After Taxes on Distributions and Sale of Fund Shares(4)(5)      -0.46%           5.78%

-----------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------

  Return Before Taxes                                                     2.86%           8.85%
---------------------------------------------------------------------- ----------- ------------------
S&P 500(R) Index(6)                                                       4.93%          12.52%
---------------------------------------------------------------------- ----------- ------------------
Lehman Brothers Aggregate Bond(7)                                         2.43%           4.35%
---------------------------------------------------------------------- ----------- ------------------
Composite: 80% S&P 500(R) / 20% Lehman Aggregate Bond Index(8)            4.49%          10.91%

-----------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6)The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 80% S&P 500(R) Index and 20% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.




16 Phoenix Wealth Builder PHOLIO

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS C
                                                                   SHARES                   SHARES
                                                                   ------                   ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      5.75%                     None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)          None(a)                  1.00%(b)


Maximum Sales Charge (load) Imposed on Reinvested Dividends        None                      None

Redemption Fee                                                     None                      None

Exchange Fee                                                       None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS C
                                                                   SHARES                   SHARES
                                                                   ------                   ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                    0.10%                    0.10%


Distribution and Shareholder Servicing (12b-1) Fees(c)(d)          None                     0.75%

Other Expenses                                                     0.35%                    0.35%

Acquired Fund Fees and Expenses (Underlying Mutual Funds)          1.38%                    1.38%
                                                                   ------                   ------
TOTAL ANNUAL FUND OPERATING EXPENSES(e)                            1.83%                    2.58%

Expense Reduction(f)                                              (0.45)%                  (0.45)%
                                                                   ------                   ------
NET ANNUAL FUND OPERATING EXPENSES                                 1.38%                    2.13%
                                                                   ======                   ======

-------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007 so that such expenses do not exceed 0.00% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.



                                                Phoenix Wealth Builder PHOLIO 17

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class A          $707          $1,062           $1,455         $2,552
--------------------------------------------------------------------------------
   Class C          $316           $745            $1,316         $2,869

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class C          $216           $745             $1,316        $2,869
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.



18 Phoenix Wealth Builder PHOLIO

PHOENIX WEALTH GUARDIAN PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


The Phoenix Wealth Guardian PHOLIO (the "Wealth Guardian PHOLIO") is a fund of funds that has an investment objective of long-term capital appreciation and current income. There is no guarantee that the fund will meet its objective. The fund's investment objective may be change without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 60% of assets in equity mutual funds, and approximately 40% of assets in bond mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in equity securities of issuers of any capitalization, (ii) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

> The adviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The adviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying affiliated mutual fund.

>        The fund may also invest in high-quality, short-term securities.

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money


                                               Phoenix Wealth Guardian PHOLIO 19
market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund's performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.


20 Phoenix Wealth Guardian PHOLIO

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the


                                               Phoenix Wealth Guardian PHOLIO 21
currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES RISK

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater


22 Phoenix Wealth Guardian PHOLIO
proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK


Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.


SHORT-TERM INVESTMENTS RISK

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.


SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.


                                               Phoenix Wealth Guardian PHOLIO 23

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Phoenix Wealth Guardian PHOLIO. The bar chart shows the performance in the fund's Class A Shares over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target asset allocation of the fund. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]
                   [CALENDAR YEAR]          [ANNUAL RETURN %]
                        2004                      8.77%
                        2005                      3.48%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for Class A Shares for a quarter was 5.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -2.36% (quarter ending March 31,
2005). Year-to-date performance (through September 30, 2006) is 5.69%.


---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                                                       SINCE
(FOR THE PERIODS ENDED 12/31/05)(2)                                           1 YEAR             INCEPTION(3)

---------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                         -2.47%              5.80%
----------------------------------------------------------------------- ------------------- -------------------
  Return After Taxes on Distributions(4)                                      -3.83%              4.85%
----------------------------------------------------------------------- ------------------- -------------------
  Return After Taxes on Distributions and Sale of Fund Shares(4)(5)           -0.76%              4.58%

---------------------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                                         2.73%               7.62%
----------------------------------------------------------------------- ------------------- -------------------
S&P 500(R) Index(6)                                                           4.93%              12.52%
----------------------------------------------------------------------- ------------------- -------------------
Lehman Brothers Aggregate Bond(7)                                             2.43%               4.35%
----------------------------------------------------------------------- ------------------- -------------------
Composite: 60% S&P 500(R) / 40% Lehman Aggregate Bond Index((8))              4.01%               9.29%

---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Since August 1, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6)The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) A composite index consisting of 60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



24 Phoenix Wealth Guardian PHOLIO

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS C
                                                                   SHARES                   SHARES
                                                                   ------                   ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      5.75%                     None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)          None(a)                   1.00%(b)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                          None                      None

Redemption Fee                                                     None                      None

Exchange Fee                                                       None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS C
                                                                   SHARES                   SHARES
                                                                   ------                   ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.10%                    0.10%


Distribution and Shareholder Servicing (12b-1) Fees(c)(d)           None                     0.75%

Other Expenses                                                      0.46%                    0.46%

Acquired Fund Fees and Expenses
(Underlying Mutual Funds)                                           1.26%                    1.26%
                                                                    ------                   ------
TOTAL ANNUAL FUND OPERATING EXPENSES(e)                             1.82%                    2.57%

Expense Reduction(f)                                               (0.56)%                  (0.56)%
                                                                    ------                   ------

NET ANNUAL FUND OPERATING EXPENSES                                  1.26%                    2.01%
                                                                    ======                   ======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.00% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.



                                               Phoenix Wealth Guardian PHOLIO 25

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class A          $696          $1,045           $1,437          $2,530
--------------------------------------------------------------------------------
   Class C          $304           $727            $1,297          $2,848

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class C          $204           $727            $1,297          $2,848
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.







26 Phoenix Wealth Guardian PHOLIO

PHOENIX DIVERSIFIER PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Diversifier PHOLIO (the "Diversifier PHOLIO") is a fund of funds that has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE DIVERSIFIER PHOLIO


> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds and exchange-traded funds
         (ETFs) (collectively, "underlying mutual funds") that employ diverse investment styles, such as value and/or growth investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.


> Under normal conditions, the fund allocates assets among underlying mutual funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers. Although the fund does not concentrate its investments, certain of the underlying mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

> The adviser determines the combination of and allocation to the underlying mutual funds based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying mutual funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.

> The adviser to each underlying mutual fund is responsible for deciding which securities to purchase and sell for its respective underlying mutual fund.

>        The fund may also invest in high-quality, short-term securities.



                                                   Phoenix Diversifier PHOLIO 27

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining allocations and in selecting the appropriate mix of underlying mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund's performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may



28 Phoenix Diversifier PHOLIO
create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.


EXCHANGE-TRADED FUNDS (ETFs) RISK


ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that you, as a shareholder in the fund, indirectly bear.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth stocks are in favor.


                                                   Phoenix Diversifier PHOLIO 29

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK

Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.


30 Phoenix Diversifier PHOLIO

SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying mutual funds.

PERFORMANCE TABLES


The fund has been in existence only since November 30, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.









                                                   Phoenix Diversifier PHOLIO 31

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        ------                   ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                           5.75%                     None


Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                   None(a)                  1.00%(b)


Maximum Sales Charge (load) Imposed on Reinvested Dividends              None                     None

Redemption Fee                                                           None                     None

Exchange Fee                                                             None                     None
                                                               ---------------------------------------------------
                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        ------                   ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                          0.10%                     0.10%


Distribution and Shareholder Servicing (12b-1) Fees(c)(d)                0.06                      0.81%

Other Expenses                                                          31.42%                    31.42%
                                                                        -------                   -------

Acquired Fund Fees and Expenses
(Underlying Mutual Funds)                                                1.44%                     1.44%
                                                                        -------                   -------

TOTAL ANNUAL FUND OPERATING EXPENSES(e)                                 33.02%                    33.77%

Expense Reduction(f)                                                   (31.32)%                  (31.32)%
                                                                        -------                   -------

NET ANNUAL FUND OPERATING EXPENSES                                       1.70%                     2.45%
                                                                        =======                   =======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, certain of the underlying mutual funds in which the fund invests impose a 12b-1 fee of up to 0.25%. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying mutual funds' 12b-1 fees. The net amounts are shown in the table; these amounts may vary depending on the level of 12b-1 fees paid by the underlying mutual funds.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


32 Phoenix Diversifier PHOLIO

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A            $738          $5,020         $7,842          $10,289
--------------------------------------------------------------------------------
   Class C            $348          $4,850         $7,798          $10,278

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class C            $240          $4,850         $7,798          $10,278
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.








                                                   Phoenix Diversifier PHOLIO 33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix"), the investment adviser to the funds, is located at 56 Prospect Street, Hartford, CT and has acted as an investment adviser for over 70 years. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $28.0 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, the adviser is responsible for managing each fund's investment program and the day-to-day operations of each fund's portfolio. As compensation for its services, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each fund. As a fund of funds, however, each underlying affiliated mutual fund's adviser or subadviser manages the daily investments of the underlying affiliated mutual fund's portfolio and receives a management fee for this service.


During last fiscal year, the Wealth Accumulator PHOLIO paid total management fees of $2,659, the Wealth Builder PHOLIO paid total management fees of $130,641, the Wealth Guardian PHOLIO paid total management fees of $60,508 and the Diversifer PHOLIO paid total management fees of $371.

The adviser has contractually agreed to limit each fund's total operating expenses through November 30, 2007 (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), so that such expenses do not exceed the amounts shown in the table below:


--------------------------------------------------------------------------------
           FUND                        CLASS A                  CLASS C
------------------------------ ------------------------ ------------------------

Wealth Accumulator PHOLIO               0.00%                    0.00%
------------------------------ ------------------------ ------------------------
Wealth Builder PHOLIO                   0.00%                    0.00%
------------------------------ ------------------------ ------------------------
Wealth Guardian PHOLIO                  0.00%                    0.00%
------------------------------ ------------------------ ------------------------
Diversifier PHOLIO                      0.20%                    0.20%
--------------------------------------------------------------------------------

The funds, excluding the Wealth Builder PHOLIO, and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.


34 Phoenix PHOLIOs

PORTFOLIO MANAGEMENT


CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for each of the funds since their inception. Mr. Wilkos is Senior Vice President (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc. ("Phoenix"), and is primarily responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting for Phoenix. Mr. Wilkos joined Phoenix in 1997 as director of Corporate Portfolio Management and was named Vice President in 1998.


Please refer to the Statement of Additional Information for additional information about the funds' portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Each fund's assets consist primarily of shares of the underlying affiliated mutual funds, which are valued at their respective net asset values and exchange-traded funds, which are valued at current market prices. To determine net asset value, each fund and each underlying affiliated mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds, and ETFs held directly by the PHOLIOs, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual funds are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

                                                              Phoenix PHOLIOs 35

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. Since the underlying affiliated mutual funds may hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds and the underlying affiliated mutual funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

HOW ARE SECURITIES OF THE UNDERLYING MUTUAL FUNDS FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes

36 Phoenix PHOLIOs
on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using a fund's fair valuation procedures, may not reflect such security's market value.

The funds purchase Class A Shares and Class Y Shares, as applicable, of each underlying affiliated mutual fund at net asset value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The 12b-1 fees applicable to each class of shares will be reduced by the 12b-1 fee of the underlying affiliated mutual funds' Class A Shares or Class Y Shares.


                                                              Phoenix PHOLIOs 37

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time.

Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have no distribution or service fees and therefore pay higher dividends than Class C Shares.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class C Shares"


38 Phoenix PHOLIOs
below.) Class C Shares bear distribution and service fees (0.75%) and therefore pay lower dividends than Class A Shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                    --------------------------------------------
AMOUNT OF                                                            NET
TRANSACTION                            OFFERING                    AMOUNT
AT OFFERING PRICE                       PRICE                     INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                      6.10%
$50,000 but under $100,000               4.75                       4.99
$100,000 but under $250,000              3.75                       3.90
$250,000 but under $500,000              2.75                       2.83
$500,000 but under $1,000,000            2.00                       2.04
$1,000,000 or more                       None                       None


SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary,

                                                              Phoenix PHOLIOs 39
agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at

40 Phoenix PHOLIOs
the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1                2+
--------------------------------------------------------------------------------
CDSC                 1%               0%

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

AMOUNT OF                          SALES CHARGE AS A     SALES CHARGE AS A      DEALER DISCOUNT AS A
TRANSACTION                          PERCENTAGE OF         PERCENTAGE OF           PERCENTAGE OF
AT OFFERING PRICE                   OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
-------------------------------------------------------------------------------------------------------
Under $50,000                           5.75%                  6.10%                   5.00%
$50,000 but under $100,000              4.75                   4.99                    4.25
$100,000 but under $250,000             3.75                   3.90                    3.25
$250,000 but under $500,000             2.75                   2.83                    2.25
$500,000 but under $1,000,000           2.00                   2.04                    1.75
$1,000,000 or more                      None                   None                    None

In addition to the dealer discount on purchases of Class A Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and

                                                              Phoenix PHOLIOs 41
third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time. From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

42 Phoenix PHOLIOs

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds on the check or transfer instructions.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.


         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.


                                                              Phoenix PHOLIOs 43

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                TO OPEN AN ACCOUNT
------------------------------ -------------------------------------------------
 Through a financial advisor    Contact your advisor. Some advisors may charge a
                                fee and may set different minimum investments or
                                limitations on buying shares.
------------------------------ -------------------------------------------------
 Through the mail               Complete a New Account Application and send it
                                with a check payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
------------------------------ -------------------------------------------------
 By Federal Funds wire          Call us at (800) 243-1574 (press 1, then 0).
------------------------------ -------------------------------------------------

 Through express delivery       Complete a New Account Application and send it
                                with a check payable to the fund. Send them to:
                                Boston Financial Data Services, Attn: Phoenix
                                Funds, 30 Dan Road, Canton, MA 02021-2809.

------------------------------ -------------------------------------------------
 By Investo-Matic               Complete the appropriate section on the
                                application and send it with your initial
                                investment payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
------------------------------ -------------------------------------------------
 By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

44 Phoenix PHOLIOs

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                TO SELL SHARES
------------------------------ -------------------------------------------------
 Through a financial advisor    Contact your advisor. Some advisors may charge a
                                fee and may set different minimums on
                                redemptions of accounts.
------------------------------ -------------------------------------------------
 Through the mail               Send a letter of instruction and any share
                                certificates (if you hold certificate shares)
                                to: State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301. Be sure to include the registered
                                owner's name, fund and account number, and
                                number of shares or dollar value you wish to
                                sell.
------------------------------ -------------------------------------------------

 Through express delivery       Send a letter of instruction and any share
                                certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn:
                                Phoenix Funds, 30 Dan Road, Canton, MA
                                02021-2809. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------ -------------------------------------------------
 By telephone                   For sales up to $50,000, requests can be made by
                                calling (800) 243-1574.
------------------------------ -------------------------------------------------
 By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



                                                              Phoenix PHOLIOs 45

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

46 Phoenix PHOLIOs

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

                                                              Phoenix PHOLIOs 47

UNCASHED CHECKS

If any correspondence sent by the fund is returned or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

48 Phoenix PHOLIOs

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain of the PHOLIOs and of the underlying affiliated mutual funds in which the PHOLIOs may invest (collectively, throughout this section, the "funds") may expose the funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

                                                              Phoenix PHOLIOs 49

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.

50 Phoenix PHOLIOs

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The underlying affiliated mutual funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each such fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on the Phoenix Funds' Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' and the underlying affiliated mutual funds' policies and procedures with respect to

                                                              Phoenix PHOLIOs 51
the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                              DIVIDEND PAID
--------------------------------------------------------------------------------
   Wealth Accumulator PHOLIO                         Semiannually
--------------------------------------------------------------------------------
   Wealth Builder PHOLIO                             Semiannually
--------------------------------------------------------------------------------

   Wealth Guardian PHOLIO                            Semiannually
--------------------------------------------------------------------------------
   Diversifier PHOLIO                                Semiannually

--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


52 Phoenix PHOLIOs

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

PHOENIX WEALTH ACCUMULATOR PHOLIO

                                                           CLASS A               CLASS C
                                                     ------------------     -----------------
                                                       FROM INCEPTION        FROM INCEPTION
                                                      AUGUST 4, 2005 TO     AUGUST 4, 2005 TO
                                                        JULY 31, 2006         JULY 31, 2006
                                                     ------------------     -----------------
Net asset value, beginning of period                       $10.00                  $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)((3))                         0.07                   (0.01)
   Capital gain distributions received from
     affiliated funds(3)                                     0.11                    0.10
   Net realized and unrealized gain (loss)                   0.60                    0.61
                                                           -------                 -------
     TOTAL FROM INVESTMENT OPERATIONS                        0.78                    0.70
                                                           -------                 -------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.05)                  (0.02)
                                                           -------                 -------
     TOTAL DISTRIBUTIONS                                    (0.05)                  (0.02)
                                                           -------                 -------
Change in net asset value                                    0.73                    0.68
                                                           -------                 -------
NET ASSET VALUE, END OF PERIOD                             $10.73                  $10.68
                                                           =======                 =======
Total return(1)                                              7.82%(5)                6.97%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $3,208                  $2,379
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                 0.09%(4)(6)             0.83%(4)(6)
   Gross operating expenses(2)                               7.43%(6)                8.19%(6)
   Net investment income (loss)                              0.63%(6)               (0.12)%(6)
Portfolio turnover                                             13%(5)                  13%(5)
---------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Not annualized.

(6) Annualized.


                                                              Phoenix PHOLIOs 53

--------------------------------------------------------------------------------


PHOENIX WEALTH BUILDER PHOLIO

                                                                            CLASS A
                                                       ------------------------------------------------

                                                                     YEAR ENDED JULY 31,
                                                              2006          2005           2004
                                                            ---------     ---------      ---------
Net asset value, beginning of period                         $12.07        $10.89         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(3)                             0.15          0.11           0.12
   Capital gain distributions received from affiliated
     funds(3)                                                  0.12          0.07           0.01
   Net realized and unrealized gain (loss)                     0.40          1.10           0.86
                                                             -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                          0.67          1.28           0.99
                                                             -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.16)        (0.10)         (0.10)
   Distributions from net realized gains                      (0.69)           --(5)          --
                                                             -------       -------        -------
     TOTAL DISTRIBUTIONS                                      (0.85)        (0.10)         (0.10)
                                                             -------       -------        -------
Change in net asset value                                     (0.18)         1.18           0.89
                                                             -------       -------        -------
NET ASSET VALUE, END OF PERIOD                               $11.89        $12.07         $10.89
                                                             =======       =======        =======
Total return(1)                                                5.76%        11.76%          9.89%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                      $51,755       $47,934        $29,566
 RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses(2)                                  0.20%(4)      0.40%          0.40%
    Gross operating expenses(2)                                0.45%         0.45%          0.77%
    Net investment income                                      1.25%         0.93%          1.11%
 Portfolio turnover                                              74%            4%             0%

                                                                            CLASS C
                                                       ------------------------------------------------
                                                                     YEAR ENDED JULY 31,
                                                              2006          2005           2004
                                                            ---------     ---------      ---------
Net asset value, beginning of period                         $12.02        $10.86         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(3)                             0.06          0.02           0.04
   Capital gain distributions received from affiliated
     funds(3)                                                  0.12          0.07           0.01
   Net realized and unrealized gain (loss)                     0.40          1.10           0.85
                                                             -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                          0.58          1.19           0.90
                                                             -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.07)        (0.03)         (0.04)
   Distributions from net realized gains                      (0.69)           --(5)          --
                                                             -------       -------        -------
     TOTAL DISTRIBUTIONS                                      (0.76)        (0.03)         (0.04)
                                                             -------       -------        -------
Change in net asset value                                     (0.18)         1.16           0.86
                                                             -------       -------        -------
NET ASSET VALUE, END OF PERIOD                               $11.84        $12.02         $10.86
                                                             =======       =======        =======
Total return(1)                                                4.99%        11.01%          9.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $75,168       $84,281        $58,012
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                   0.96%(4)      1.15%          1.15%
   Gross operating expenses(2)                                 1.19%         1.20%          1.47%
   Net investment income                                       0.48%         0.19%          0.34%
Portfolio turnover                                               74%            4%             0%
---------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Amount is less than $0.01.



54 Phoenix PHOLIOs

--------------------------------------------------------------------------------


PHOENIX WEALTH GUARDIAN PHOLIO

                                                                            CLASS A
                                                      ------------------------------------------------
                                                                     YEAR ENDED JULY 31,

                                                              2006          2005           2004
                                                            ---------     ---------      ---------
Net asset value, beginning of period                         $11.61        $10.74         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                0.22(3)       0.17           0.17
   Capital gain distributions received from
     affiliated funds                                          0.10(3)       0.06             --(5)
   Net realized and unrealized gain (loss)                     0.18          0.81           0.74
                                                             -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                          0.50          1.04           0.91
                                                             -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.23)        (0.17)         (0.17)
   Distributions from net realized gains                      (0.57)           --(5)          --
                                                             -------       -------        -------
     TOTAL DISTRIBUTIONS                                      (0.80)        (0.17)         (0.17)
                                                             -------       -------        -------
Change in net asset value                                     (0.30)         0.87           0.74
                                                             -------       -------        -------
NET ASSET VALUE, END OF PERIOD                               $11.31        $11.61         $10.74
                                                             =======       =======        =======
Total return(1)                                                4.43%         9.74%          9.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $24,768       $20,696        $10,182
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                   0.26%(4)      0.52%          0.52%
   Gross operating expenses(2)                                 0.56%         0.65%          1.35%
   Net investment income                                       1.92%         1.56%          1.92%
Portfolio turnover                                               67%            5%             1%

                                                                            CLASS C
                                                      ------------------------------------------------
                                                                        YEAR ENDED JULY 31,
                                                               2006          2005           2004
                                                            ---------     ---------      ---------
Net asset value, beginning of period                         $11.60        $10.72         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                0.12(3)       0.09           0.12
   Capital gain distributions received from
     affiliated funds                                          0.10(3)       0.06           0.01
   Net realized and unrealized gain (loss)                     0.19          0.81           0.70
                                                             -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                          0.41          0.96           0.83
                                                             -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.14)        (0.08)         (0.11)
   Distributions from net realized gains
                                                              (0.57)           --(5)          --
                                                             -------       -------        -------
     TOTAL DISTRIBUTIONS                                      (0.71)        (0.08)         (0.11)
                                                             -------       -------        -------
Change in net asset value                                     (0.30)         0.88           0.72
                                                             -------       -------        -------
NET ASSET VALUE, END OF PERIOD                               $11.30        $11.60         $10.72
                                                             =======       =======        =======
Total return(1)                                                3.63%         9.03%          8.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $33,776       $40,252        $28,355
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                   1.03%(4)      1.27%          1.27%
   Gross operating expenses(2)                                 1.31%         1.40%          1.98%
   Net investment income                                       1.08%         0.80%          1.19%
Portfolio turnover                                               67%            5%             1%
---------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Amount is less than $0.01.



                                                              Phoenix PHOLIOs 55

--------------------------------------------------------------------------------



PHOENIX DIVERSIFIER PHOLIO

                                                          CLASS A                CLASS C
                                                       FROM INCEPTION         FROM INCEPTION
                                                    NOVEMBER 30, 2005 TO   NOVEMBER 30, 2005 TO
                                                       JULY 31, 2006           JULY 31, 2006
                                                    --------------------   --------------------
Net asset value, beginning of period                       $10.00                 $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2,3)                         0.08                   0.03
   Capital gain distributions received from
     affiliated funds(3)                                     0.02                   0.04
   Net realized and unrealized gain (loss)                   0.57                   0.54
                                                           -------                -------
     TOTAL FROM INVESTMENT OPERATIONS                        0.67                   0.61
                                                           -------                -------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.04)                 (0.03)
                                                           -------                -------
     TOTAL DISTRIBUTIONS                                    (0.04)                 (0.03)
                                                           -------                -------
Change in net asset value                                    0.63                   0.58
                                                           -------                -------
NET ASSET VALUE, END OF PERIOD                             $10.63                 $10.58
                                                           =======                =======
Total return(1)                                              6.72%(4)               6.16(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $1,231                   $581
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                 0.20%(5)               0.95%(5)
   Gross operating expenses(2)                              31.52%(5)              46.88%(5)
   Net investment income (loss)                              1.11%(5)               0.38%(5)
Portfolio turnover                                             81%(4)                 81%(4)

---------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Not annualized.

(5) Annualized.



56 Phoenix PHOLIOs

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES AND PRACTICES OF UNDERLYING AFFILIATED MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS (ETFS)

In pursuing its investment objectives, each underlying affiliated mutual fund and ETF may engage in the following investment techniques and practices to the extent such techniques and practices are consistent with the underlying affiliated mutual fund's or ETF's investment objective. These investment techniques and practices are described, together with their associated risks, in the Statement of Additional Information.

Corporate Debt Securities
   Convertible Securities
   High Yield-High Risk Securities
Foreign Securities
Forward Foreign Currency Exchange Contracts
Illiquid Securities
Interest Rates
Money Market Instruments
Mortgage Related and Other Asset-Backed Securities
   Mortgage Pass-Through Securities
   Collateralized Mortgage Obligations (CMOs)
   CMO Residuals
   Stripped Mortgage-Backed Securities
   Other Asset-Backed Securities
Options
   Financial Futures Contracts and Related Options
Other Investment Companies
Participation Interests
Private Placements and Rule 144A Securities
Ratings
Real Estate Investment Trusts
Repurchase Agreements
Securities Lending
Short Sales
Small Companies
Swap Agreements
U.S. Treasury and Corporate Zero Coupon Bonds
Warrants to Purchase Securities
When-Issued Securities


                                                              Phoenix PHOLIOs 57

APPENDIX B
--------------------------------------------------------------------------------



UNDERLYING AFFILIATED MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS (ETFs)

Following is a list of underlying affiliated mutual funds and ETFs (collectively, "underlying mutual funds") in which the funds are currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying mutual funds will be purchased by each fund. The underlying mutual funds and their target weightings (if applicable) have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. Phoenix periodically rebalances the funds' investments in the underlying mutual funds to bring them back within their target weightings. Some portion of each fund's portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. Each fund's cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund's prospectus, Statement of Additional Information, and Annual and Semiannual reports is available on the Phoenix Funds Web sites, PhoenixFunds.com or PhoenixInvestments.com, or you can request copies by calling Mutual Fund Services toll-free at (800)-243-1574.

                                                PHOENIX             PHOENIX            PHOENIX          PHOENIX
                                           WEALTH ACCUMULATOR    WEALTH BUILDER    WEALTH GUARDIAN    DIVERSIFIER
FUND NAME/ASSET CLASS                            PHOLIO              PHOLIO            PHOLIO           PHOLIO

EQUITY
------
Phoenix Dynamic Growth Fund                        5%                  4%                3%               --
Phoenix Fundamental Growth Fund                   15%                 11%                9%               --
Phoenix Growth & Income Fund                      15%                 11%                8%               --
Phoenix Mid-Cap Value Fund                         5%                  4%                3%               --
Phoenix Small-Cap Growth Fund                      5%                  4%                3%               --
Phoenix Small-Cap Value Fund                       5%                  4%                3%               --

Phoenix Total Value Fund*                         15%                 11%                9%               --

FIXED INCOME
------------
Phoenix Bond Fund                                  --                  8%               16%               --
Phoenix High Yield Securities Fund                 --                  2%                4%               --
Phoenix Institutional Bond Fund                    --                  8%               16%               --
Phoenix Multi-Sector Short Term Bond Fund          --                  2%                4%               --
INTERNATIONAL/GLOBAL
--------------------
Phoenix Emerging Markets Bond Fund                 --                  --                --               --
Phoenix Foreign Opportunities Fund                 8%                  6%                4%               --
Phoenix International Strategies Fund             12%                 10%                8%               --
ALTERNATIVES
------------
Phoenix Global Utilities Fund                      4%                  4%                2%              25%
Phoenix Market Neutral Fund                        7%                  7%                6%              25%
Phoenix Real Estate Securities Fund                4%                  4%                2%              25%

EXCHANGE-TRADED FUNDS (ETFs)
----------------------------

DB Commodity Tracking Index                        --                  --                --              15%
Ishares Goldman Sachs Nat Re                       --                  --                --              10%


* The Phoenix Total Value Fund will be liquidated on or about December 21, 2006. It is anticipated that the allocation currently assigned to the Phoenix Total Value Fund will be invested in the Phoenix Pathfinder Fund following the liquidation of the Phoenix Total Value Fund.



58 Phoenix PHOLIOs

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480




ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926



NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-7643
PXP1794                                                                    11-06

                                                               NOVEMBER 30, 2006


PROSPECTUS

PHOENIX ASSET ALLOCATION PHOLIOs

> PHOENIX WEALTH PRESERVER PHOLIO

> PHOENIX CONSERVATIVE INCOME PHOLIO


PHOENIX DIVERSIFYING PHOLIO

> PHOENIX INTERNATIONAL PHOLIO






TRUST NAME: PHOENIX PHOLIOs(SM)                                                 WOULDN'T YOU RATHER
                                                                                HAVE THIS DOCUMENT
Neither the Securities and Exchange Commission nor any state                    E-MAILED TO YOU?
securities commission has approved or disapproved of these
securities or determined if this prospectus is truthful or                      Eligible shareholders can sign up for
complete. Any representation to the contrary is a                               E-Delivery at PhoenixFunds.com
criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Wealth Preserver
PHOLIO, Phoenix Conservative Income PHOLIO and Phoenix
International PHOLIO. Please read it carefully and retain it for future reference.

[LOGO] PHOENIXFUNDS(SM)

                      PHOENIX PHOLIOS(SM)
--------------------------------------------------------------------------------


                      TABLE OF CONTENTS


                      Important Notice to Investors.........................   1
                      Phoenix PHOLIOs.......................................   3
                      Phoenix Wealth Preserver PHOLIO
                         Investment Risk and Return Summary.................   5
                         Fund Fees and Expenses.............................  11
                      Phoenix Conservative Income PHOLIO
                         Investment Risk and Return Summary.................  13
                         Fund Fees and Expenses.............................  19
                      Phoenix International PHOLIO
                         Investment Risk and Return Summary.................  21
                         Fund Fees and Expenses.............................  26
                      Management of the Funds...............................  28
                      Pricing of Fund Shares................................  29
                      Sales Charges.........................................  31
                      Your Account..........................................  36
                      How to Buy Shares.....................................  38
                      How to Sell Shares....................................  38
                      Things You Should Know When Selling Shares............  39
                      Account Policies......................................  41
                      Investor Services and Other Information...............  44
                      Tax Status of Distributions...........................  45
                      Financial Highlights..................................  47
                      Appendix A - Investment Techniques and Practices
                         of Underlying Affiliated Mutual Funds and
                         Exchange-Traded Funds (ETFs).......................  50
                      Appendix B - Underlying Affiliated Mutual Funds.......  51

IMPORTANT NOTICE TO INVESTORS


On November 16, 2006, the Board of Trustees of the Phoenix PHOLIOs voted to liquidate the PHOENIX CONSERVATIVE INCOME PHOLIO, PHOENIX INTERNATIONAL PHOLIO AND PHOENIX WEALTH PRESERVER PHOLIO. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective November 27, 2006, the Funds will be closed to new investors and additional investor deposits.

PHOENIX CONSERVATIVE INCOME PHOLIO

On or about December 27, 2006, the Phoenix Conservative Income PHOLIO will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Conservative Income PHOLIO for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares of the Fund at any time prior to the Fund's liquidation on December 27, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

PHOENIX INTERNATIONAL PHOLIO AND PHOENIX WEALTH PRESERVER PHOLIO

On or about December 22, 2006, the Phoenix International PHOLIO and Phoenix Wealth Preserver PHOLIO will each be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix International PHOLIO or Phoenix Wealth Preserver PHOLIO for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares of either Fund at any time prior to the Funds' liquidation on December 21, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

PHOENIX PHOLIOS(SM)
--------------------------------------------------------------------------------


This prospectus describes three funds, PHOenix Life-cycle Investment Options, known as Phoenix PHOLIOs. Phoenix PHOLIOs are packaged investment options that range from all-in-one asset allocation funds to a diversifying fund that focuses on select areas of the investment universe.


ASSET ALLOCATION PHOLIOs


o Phoenix Wealth Preserver PHOLIO seeks long-term capital appreciation and current income consistent with a fairly conservative level of risk relative to other of the PHOLIOs.


o Phoenix Conservative Income PHOLIO seeks current income and capital preservation consistent with a conservative level of risk relative to other of the PHOLIOs.


DIVERSIFYING PHOLIO

o Phoenix International PHOLIO seeks long-term capital appreciation by investing in a diversified mix of affiliated mutual funds and exchange-traded funds (ETFs) within the international asset class.

OVERALL INVESTMENT APPROACH

Each of the PHOLIOs is a "fund of funds," meaning that each PHOLIO seeks to achieve its investment objective by investing its assets in other Phoenix mutual funds, referred to as underlying affiliated mutual funds, and for the International PHOLIO, in exchange-traded funds (ETFs).


                                                               Phoenix PHOLIOs 3

ASSET ALLOCATION PHOLIOs

The Asset Allocation PHOLIOs have a target allocation for the percentage of each PHOLIO's assets to be invested in the general asset classes of equity and fixed income.

The following table indicates each Asset Allocation PHOLIO's target allocation between asset classes:

------------------------------------------------------------------------------------------------------------------
                      PHOLIO                             EQUITY ALLOCATION           FIXED INCOME ALLOCATION
------------------------------------------------------------------------------------------------------------------

 Phoenix Wealth Preserver PHOLIO                                  40%                            60%
------------------------------------------------------------------------------------------------------------------
 Phoenix Conservative Income PHOLIO                               20%                            80%
------------------------------------------------------------------------------------------------------------------


DIVERSIFYING PHOLIO

The International PHOLIO has allocations to underlying affiliated mutual funds and ETFs that invest in distinct areas of the investment universe to support the objective and strategies of the PHOLIO. The following table indicates the types of investments in which the International PHOLIO may be invested:


                         ------------------------------
                          PHOENIX INTERNATIONAL PHOLIO

                               Foreign Securities

                                Emerging Markets

                                Global Utilities

                         ------------------------------


4 Phoenix PHOLIOs

PHOENIX WEALTH PRESERVER PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix Wealth Preserver PHOLIO (the "Wealth Preserver PHOLIO") is a fund of funds that has an investment objective of seeking long-term capital appreciation and current income. There is no guarantee that the fund will meet its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE WEALTH PRESERVER PHOLIO

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and/or growth investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 40% of assets in equity mutual funds and 60% in fixed income mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, (ii) in equity securities of issuers of any capitalization, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

> The adviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The adviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for their respective underlying affiliated mutual fund.

>        The fund may also invest in high-quality, short-term securities.


                                               Phoenix Wealth Preserver PHOLIO 5

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund's performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by


6 Phoenix Wealth Preserver PHOLIO
underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth stocks are in favor.


                                               Phoenix Wealth Preserver PHOLIO 7

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower rated securities may not trade as often and may be less liquid than higher-rated securities.


INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


8 Phoenix Wealth Preserver PHOLIO

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES RISK

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK


Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the Investment Company Act of 1940 (the "1940 Act"). Assets invested in REITs incur a layering of expenses paid by the REIT.


SHORT-TERM INVESTMENTS RISK

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.


SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the


                                               Phoenix Wealth Preserver PHOLIO 9
price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

PERFORMANCE TABLES

The fund has been in existence only since its inception on August 4, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.


10 Phoenix Wealth Preserver PHOLIO

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        ------                   ------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                           5.75%                     None


 Maximum Deferred Sales Charge (load) (as a percentage of the
 lesser of the value redeemed or the amount invested)                   None(a)                  1.00%(b)

 Maximum Sales Charge (load) Imposed on Reinvested Dividends              None                     None

 Redemption Fee                                                           None                     None

 Exchange Fee                                                             None                     None

                                                               ---------------------------------------------------
                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        ------                   ------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)

 Management Fees                                                          0.10%                     0.10%


 Distribution and Shareholder Servicing (12b-1) Fees(c)(d)                None                      0.75%

 Other Expenses                                                          21.19%                    21.19%
                                                                         ------                    ------
 Acquired Fund Fees and Expenses
 (Underlying Mutual Funds)                                                1.05%                     1.05%
                                                                         ------                    ------
 TOTAL ANNUAL FUND OPERATING EXPENSES(e)                                 22.34%                    23.09%
                                                                         ------                    ------
 Expense Reduction(f)                                                   (21.29)%                  (21.29)%
                                                                         ------                    ------
 NET ANNUAL FUND OPERATING EXPENSES                                       1.05%                     1.80%
                                                                         ======                    ======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, tax and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.00% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


                                              Phoenix Wealth Preserver PHOLIO 11

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $676                 $3,886                 $6,595               $10,185
-----------------------------------------------------------------------------------------------------------------
   Class C                      $283                 $3,670                 $6,545               $10,246

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class C                      $183                 $3,670                 $6,545               $10,246
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.



12 Phoenix Wealth Preserver PHOLIO

PHOENIX CONSERVATIVE INCOME PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix Conservative Income PHOLIO (the "Conservative Income PHOLIO") is a fund of funds that has an investment objective of seeking current income and capital preservation. There is no guarantee that the fund will meet its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE CONSERVATIVE INCOME PHOLIO

> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds that employ diverse investment styles, such as value and or/growth investing in equity markets. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style.

> Under normal conditions, the fund allocates assets among underlying affiliated mutual funds to achieve a target allocation mix of approximately 20% of assets in equity mutual funds and 80% in fixed income mutual funds. The underlying affiliated mutual funds in which the fund invests in turn invest principally (i) in debt securities of any maturity of various types of issuers and credit qualities, including those below investment grade, (ii) in equity securities of issuers of any capitalization, and (iii) in foreign issuers, including those in emerging markets. Although the fund does not concentrate its investments, certain of the underlying affiliated mutual funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

> The adviser determines the combination of affiliated mutual funds that it believes best represents the selected asset allocation. The allocations to the underlying affiliated mutual funds are based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying affiliated mutual funds and will gradually rebalance assets to maintain the targeted allocations. The adviser will review the selection of, and the target ranges within, the underlying affiliated mutual funds and may make adjustments as market changes warrant.

> The adviser to each underlying affiliated mutual fund is responsible for deciding which securities to purchase and sell for their respective underlying affiliated mutual fund.

>        The fund may also invest in high-quality, short-term securities.


                                           Phoenix Conservative Income Pholio 13

Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying affiliated mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying affiliated mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying affiliated mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying affiliated mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining asset class allocations and in selecting the appropriate mix of underlying affiliated mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying affiliated mutual funds, which depends on the particular securities in which the underlying affiliated mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying affiliated mutual funds. Since the fund's performance depends on that of each underlying affiliated mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by


14 Phoenix Conservative Income PHOLIO
underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.


                                           Phoenix Conservative Income PHOLIO 15

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Investments in less developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with more developed securities markets and more advanced regulatory systems.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower rated securities may not trade as often and may be less liquid than higher-rated securities.


INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


16 Phoenix Conservative Income PHOLIO

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolios will have greater impact on funds that invest in a limited number of securities as compared with a fund that holds a greater number of security positions. In addition, such a fund may be more sensitive to changes in the market value of a single issuer in its portfolio.

MORTGAGE-BACKED AND OTHER PASS-THROUGH SECURITIES RISK

The values of pass-through securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in a fund receiving less income than originally anticipated.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES RISK


Real estate investment trust (REIT) securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT.


SHORT-TERM INVESTMENTS RISK

Short-term instruments include money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances and instruments that are not U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit. Default or insolvency of the other party to a repurchase agreement presents a risk to the investing fund.


SHORT SALES RISK


In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on


                                           Phoenix Conservative Income PHOLIO 17
which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, and backed by the full faith and credit of the United States, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying affiliated mutual funds.

PERFORMANCE TABLES

The fund has been in existence only since its inception on August 4, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.


18 Phoenix Conservative Income PHOLIO

FUND FEES AND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                       CLASS A                  CLASS C
                                                                       SHARES                   SHARES
                                                                       ------                   ------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                           5.75%                    None


 Maximum Deferred Sales Charge (load) (as a percentage of the
 lesser of the value redeemed or the amount invested)                  None(a)                   1.00%(b)

 Maximum Sales Charge (load) Imposed on Reinvested Dividends             None                     None

 Redemption Fee                                                          None                     None

 Exchange Fee                                                            None                     None

                                                              ---------------------------------------------------
                                                                       CLASS A                  CLASS C
                                                                       SHARES                   SHARES
                                                                       ------                   ------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)

 Management Fees                                                         0.10%                     0.10%


 Distribution and Shareholder Servicing (12b-1) Fees(c)(d)               None                      0.75%

 Other Expenses                                                         39.30%                    39.30%

 Acquired Fund Fees and Expenses
 (Underlying Mutual Funds)                                               0.90%                     0.90%
                                                                        ------                    ------
 TOTAL ANNUAL FUND OPERATING EXPENSES(e)                                40.30%                    41.05%
                                                                        ------                    ------
 Expense Reduction(f)                                                  (39.40)%                  (39.40)%
                                                                        ------                    ------
 NET ANNUAL FUND OPERATING EXPENSES                                      0.90%                     1.65%
                                                                        ======                    ======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A Share and Class Y Share 12b-1 fees. The net amounts are shown in the table.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.00% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


                                           Phoenix Conservative Income PHOLIO 19

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying affiliated mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $662                 $5,564                 $8,266                $9,991
------------------------------------------------------------------------------------------------------------------
   Class C                      $268                 $5,402                 $8,214                $9,951

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class C                      $168                 $5,402                 $8,214                $9,951
------------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.



20 Phoenix Conservative Income PHOLIO

PHOENIX INTERNATIONAL PHOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix International PHOLIO (the "International PHOLIO") is a fund of funds that has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE INTERNATIONAL PHOLIO


> The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds and exchange-traded funds
         (ETFs) (collectively, "underlying mutual funds") that employ diverse investment styles, such as value, growth and/or blended investing. The fund's emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. Under normal circumstances, at least 80% of the assets of the underlying mutual funds are invested in foreign (non-US) issuers. Each of the underlying mutual funds diversifies its investments among countries and normally has represented in its portfolio business activities of a number of different countries (typically ranging from 15 to 20). The purpose of the fund is to provide a packaged investment option with an emphasis on international investment styles.


> Under normal conditions, the fund allocates assets among underlying mutual funds that invest principally (i) in foreign equity securities of issuers of any capitalization and (ii) in foreign debt securities of various types of issuers and credit qualities, including those below investment grade. The foreign issuers may include those located in emerging markets. Certain of the underlying mutual funds in which the fund invests may also concentrate their investments in a particular industry or market sector.

> The adviser determines the combination of and allocation to the underlying mutual funds based on the adviser's assessment of the appropriate mix of risk and return characteristics to best meet the fund's investment objective.

> The adviser monitors the fund's allocations to the underlying mutual funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.

> The adviser to each underlying mutual fund is responsible for deciding which securities to purchase and sell for their respective underlying mutual fund.


Temporary Investment Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market


                                                 Phoenix International PHOLIO 21
instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF AN INVESTMENT

If you invest in this fund, you risk losing your investment because the fund depends on the investment performance of the underlying mutual funds. Therefore, the fund will also be subject to the risks associated with the deployment of principal investment strategies of the underlying mutual funds, which are described below.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the underlying mutual funds invest can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

The adviser seeks to reduce investment risk by diversifying among mutual funds that invest in stocks and bonds. However, there are still the risks of investing in various asset classes, as well as the inherent risks of the underlying mutual funds.

ALLOCATION RISK

The fund's ability to achieve its investment objective will depend largely on the adviser's ability in determining allocations and in selecting the appropriate mix of underlying mutual funds.

UNDERLYING MUTUAL FUNDS RISK

Achieving the fund's objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund's performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

AFFILIATED FUND RISK

The adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the adviser by other affiliated mutual funds may be higher than the fees paid by underlying affiliated mutual funds in which the fund currently invests. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. However, the adviser is a fiduciary to the fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.


22 Phoenix International PHOLIO

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal interest rate risk.


EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or issuers (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth stocks are in favor.

EMERGING MARKET INVESTING RISK

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income,


                                                 Phoenix International PHOLIO 23
capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect." To the extent the fund invests 25% or more of its assets in a particular emerging markets country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent the fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.


EXCHANGE-TRADED FUNDS (ETFS) RISK


ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that you, as a shareholder in the fund, indirectly bear.

FOREIGN INVESTING RISK

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

FULLY INVESTED IN EQUITY SECURITIES RISK

The net asset value of a fund that is fully invested in equity securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

HIGH YIELD-HIGH RISK SECURITIES RISK

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that


24 Phoenix International PHOLIO
an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower rated securities may not trade as often and may be less liquid than higher-rated securities.

INDUSTRY CONCENTRATION RISK

To the extent a fund concentrates its investments in a particular industry, the fund is more vulnerable to financial, economic or political developments affecting that industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the industry in which the fund holds a concentrated position. Moreover, conditions that negatively impact the particular industry will have a greater impact on the fund as compared to a fund that does not concentrate in one industry.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of the shares of the funds. If interest rates rise, the value of debt securities generally will fall. A fund that holds securities with longer maturities or durations may experience greater price fluctuations in response to changes in interest rates than a fund that holds only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

NON-DIVERSIFICATION RISK

A non-diversified investment company is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. A non-diversified fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a fund takes large positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

Please refer to the Statement of Additional Information of the fund, and the prospectuses and Statements of Additional Information of the underlying affiliated mutual funds identified later in this prospectus, for more detailed information about the principal investment strategies and associated risks of the fund and of each of the underlying mutual funds.

PERFORMANCE TABLES


The fund has been in existence only since November 30, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.



                                                 Phoenix International PHOLIO 25

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        -------                  -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                           5.75%                     None


 Maximum Deferred Sales Charge (load) (as a percentage of the
 lesser of the value redeemed or the amount invested)                   None(a)                  1.00%(b)


 Maximum Sales Charge (load) Imposed on Reinvested Dividends              None                     None

 Redemption Fee                                                           None                     None

 Exchange Fee                                                             None                     None
                                                               ---------------------------------------------------
                                                                        CLASS A                  CLASS C
                                                                        SHARES                   SHARES
                                                                        -------                  -------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)

 Management Fees                                                         0.10%                     0.10%


 Distribution and Shareholder Servicing (12b-1) Fees(c)(d)               0.01                      0.76%

 Other Expenses                                                         48.36%                    48.36%
                                                                       -------                   -------
 Acquired Fund Fees and Expenses
 (Underlying Mutual Funds)                                               1.32%                     1.32%

 TOTAL ANNUAL FUND OPERATING EXPENSES(e)                                49.79%                    50.54%

 Expense Reduction(f)                                                  (48.26)%                  (48.26)%
                                                                       -------                   -------
 NET ANNUAL FUND OPERATING EXPENSES                                      1.53%                     2.28%
                                                                       =======                   =======

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Class A Shares and Class C Shares are authorized under the fund's 12b-1 Plan to pay fees up to 0.25% and 1.00%, respectively. In addition, certain of the underlying mutual funds in which the fund invests impose a 12b-1 fee up to 0.25%. To avoid duplication of 12b-1 fees, each class of shares of the fund has reduced the 12b-1 fee by the amount of underlying mutual funds' 12b-1 fees. The net amounts are shown in the table; these amounts may vary depending on the level of 12b-1 fees paid by the underlying mutual funds.

(d) Distribution and Shareholder Servicing Fees represent an asset based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include Acquired Fund fees and expenses.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), through November 30, 2007, so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


26 Phoenix International PHOLIO

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The calculations use the combined net operating expenses of the fund and the weighted average of the total operating expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $760                 $6,265                 $8,537                $9,464
------------------------------------------------------------------------------------------------------------------
   Class C                      $371                 $6,120                 $8,467                $9,392

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class C                      $271                 $6,120                 $8,467                $9,392
------------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through November 30, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.



                                                 Phoenix International PHOLIO 27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix"), the investment adviser to the funds, is located at 56 Prospect Street, Hartford, CT and has acted as an investment adviser for over 70 years. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $28.0 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, the adviser is responsible for managing each fund's investment program and the day-to-day operations of each fund's portfolio. As compensation for its services, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each fund. As a fund of funds, however, each underlying affiliated mutual fund's adviser or subadviser manages the daily investments of the underlying affiliated mutual fund's portfolio and receives a management fee for this service.


During last fiscal year, the Wealth Preserver Income PHOLIO paid total management fees of $825, the Conservative Income PHOLIO paid total management fees of $406 and the International PHOLIO paid total management fees of $226.

The adviser has contractually agreed to limit each fund's total operating expenses through November 30, 2007 (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses), so that such expenses do not exceed the amounts shown in the table below:

 -------------------------------------------------------------------------------
               FUND                            CLASS A             CLASS C
 -------------------------------------------------------------------------------
 Wealth Preserver PHOLIO                        0.00%                0.00%
 -------------------------------------------------------------------------------
 Conservative Income PHOLIO                     0.00%                0.00%
 -------------------------------------------------------------------------------
 International PHOLIO                           0.20%                0.20%
 -------------------------------------------------------------------------------

The funds and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.


PORTFOLIO MANAGEMENT


Christopher M. Wilkos, CFA has served as portfolio manager for each of the funds since their inception. Mr. Wilkos is Senior Vice President (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc. ("Phoenix"), and is primarily responsible for managing the



28 Phoenix PHOLIOs
general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting for Phoenix. Mr. Wilkos joined Phoenix in 1997 as director of Corporate Portfolio Management and was named Vice President in 1998.

Please refer to the Statement of Additional Information for additional information about the funds' portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o adding the values of all securities and other assets of the fund;

         o subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Each fund's assets consist primarily of shares of the underlying affiliated mutual funds, which are valued at their respective net asset values and exchange-traded funds, which are valued at current market prices. To determine net asset value, each fund and each underlying affiliated mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds, and ETFs held directly by the PHOLIOs, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual funds are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.


                                                              Phoenix PHOLIOs 29

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. Since the underlying affiliated mutual funds may hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds and the underlying affiliated mutual funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

HOW ARE SECURITIES OF THE UNDERLYING MUTUAL FUNDS FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to


30 Phoenix PHOLIOs
purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using a fund's fair valuation procedures, may not reflect such security's market value.

The funds purchase Class A Shares and Class Y Shares, as applicable, of each underlying affiliated mutual fund at net asset value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The 12b-1 fees applicable to each class of shares will be reduced by the 12b-1 fee of the underlying affiliated mutual funds' Class A Shares or Class Y Shares.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending


                                                              Phoenix PHOLIOs 31
upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have no distribution or service fees and therefore pay higher dividends than Class C Shares.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class C Shares" below.) Class C Shares bear distribution and service fees (0.75%) and therefore pay lower dividends than Class A Shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges"


32 Phoenix PHOLIOs
in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                        SALES CHARGE AS
                                                        A PERCENTAGE OF
                                                 -------------------------------
AMOUNT OF                                                               NET
TRANSACTION                                        OFFERING           AMOUNT
AT OFFERING PRICE                                   PRICE            INVESTED
--------------------------------------------------------------------------------
Under $50,000                                         5.75%             6.10%
$50,000 but under $100,000                            4.75              4.99
$100,000 but under $250,000                           3.75              3.90
$250,000 but under $500,000                           2.75              2.83
$500,000 but under $1,000,000                         2.00              2.04
$1,000,000 or more                                    None              None


SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall


                                                              Phoenix PHOLIOs 33
amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.


34 Phoenix PHOLIOs

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1                2+
--------------------------------------------------------------------------------
CDSC                 1%               0%

COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

 AMOUNT OF                                SALES CHARGE AS A        SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF            PERCENTAGE OF           PERCENTAGE OF
 AT OFFERING PRICE                         OFFERING PRICE           AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                  5.75%                     6.10%                   5.00%
 $50,000 but under $100,000                     4.75                      4.99                    4.25
 $100,000 but under $250,000                    3.75                      3.90                    3.25
 $250,000 but under $500,000                    2.75                      2.83                    2.25
 $500,000 but under $1,000,000                  2.00                      2.04                    1.75
 $1,000,000 or more                             None                      None                    None

In addition to the dealer discount on purchases of Class A Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the


                                                              Phoenix PHOLIOs 35
broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time. From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


36 Phoenix PHOLIOs

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds on the check or transfer instructions.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.


         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.


The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


                                                              Phoenix PHOLIOs 37

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------------------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------

 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     30 Dan Road, Canton, MA 02021-2809.

 ----------------------------------------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------------------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable contingent deferred


38 Phoenix PHOLIOs
sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

 ----------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
 ----------------------------------------------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
 ----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston,
                                     MA 02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
 ----------------------------------------------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

 ----------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
 ----------------------------------------------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


                                                              Phoenix PHOLIOs 39

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.) During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


40 Phoenix PHOLIOs

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

UNCASHED CHECKS

If any correspondence sent by the fund is returned or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable


                                                              Phoenix PHOLIOs 41
            for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain of the PHOLIOs and of the underlying affiliated mutual funds in which the PHOLIOs may invest (collectively, throughout this section, the "funds") may expose the funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.


42 Phoenix PHOLIOs

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.


                                                              Phoenix PHOLIOs 43

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.


INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


44 Phoenix PHOLIOs

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The underlying affiliated mutual funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each such fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on the Phoenix Funds' Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' and the underlying affiliated mutual funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                                 DIVIDEND PAID
--------------------------------------------------------------------------------

   Wealth Preserver PHOLIO                               Semiannually
--------------------------------------------------------------------------------
   Conservative Income PHOLIO                            Semiannually
--------------------------------------------------------------------------------
   International PHOLIO                                  Semiannually

--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain


                                                              Phoenix PHOLIOs 45
distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



46 Phoenix PHOLIOs

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm, except as indicated. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

PHOENIX WEALTH PRESERVER PHOLIO

                                                           CLASS A               CLASS C
                                                      -----------------     -----------------
                                                       FROM INCEPTION        FROM INCEPTION
                                                      AUGUST 4, 2005 TO     AUGUST 4, 2005 TO
                                                        JULY 31, 2006         JULY 31, 2006
                                                      -----------------     -----------------
Net asset value, beginning of period                        $10.00                 $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(3)                            0.34                   0.22
   Capital gain distributions received from
     affiliated funds(3)                                      0.07                   0.05
   Net realized and unrealized gain (loss)                    0.02                   0.09
                                                           --------               --------
     TOTAL FROM INVESTMENT OPERATIONS                         0.43                   0.36
                                                           --------               --------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.25)                 (0.18)
                                                           --------               --------
     TOTAL DISTRIBUTIONS                                     (0.25)                 (0.18)
                                                           --------               --------
Change in net asset value                                     0.18                   0.18
                                                           --------               --------
NET ASSET VALUE, END OF PERIOD                              $10.18                 $10.18
                                                           ========               ========
Total return(1)                                               4.37%(5)               3.65%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $1,155                   $256
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                  0.12%(4)(6)            0.89%(4)(6)
   Gross operating expenses(2)                               21.29%(6)              28.13%(6)
   Net investment income (loss)                               3.35%(6)               2.19%(6)
Portfolio turnover                                              28%(5)                 28%(5)

---------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Not annualized.

(6) Annualized.



                                                              Phoenix PHOLIOs 47

--------------------------------------------------------------------------------


PHOENIX CONSERVATIVE INCOME PHOLIO

                                                           CLASS A                CLASS C
                                                      -----------------     -----------------
                                                       FROM INCEPTION         FROM INCEPTION
                                                      AUGUST 4, 2005 TO      AUGUST 4, 2005 TO
                                                        JULY 31, 2006          JULY 31, 2006
                                                      -----------------     -----------------
Net asset value, beginning of period                        $10.00                $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(3)                            0.42                  0.33
   Capital gain distributions received from
     affiliated funds(3)                                      0.02                  0.04
   Net realized and unrealized gain (loss)                   (0.15)                (0.15)
                                                            -------               -------
     TOTAL FROM INVESTMENT OPERATIONS                         0.29                  0.22
                                                            -------               -------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.32)                (0.26)
                                                            -------               -------
     TOTAL DISTRIBUTIONS                                     (0.32)                (0.26)
                                                            -------               -------
Change in net asset value                                    (0.03)                (0.04)
                                                            -------               -------
NET ASSET VALUE, END OF PERIOD                              $ 9.97                $ 9.96
                                                            =======               =======
Total return(1)                                               2.98%(5)              2.24%(5)
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)                         $618                  $334
RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses(2)                                  0.09%(4)(6)           0.92%(4)(6)
   Gross operating expenses(2)                               39.40%(6)             56.70%(6)
   Net investment income (loss)                               4.25%(6)              3.34%(6)
Portfolio turnover                                             169%(5)               169%(5)

---------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Represents blended net expense ratio.

(5) Not annualized.

(6) Annualized.



48 Phoenix PHOLIOs

--------------------------------------------------------------------------------


PHOENIX INTERNATIONAL PHOLIO

                                                          CLASS A                 CLASS C
                                                      -----------------     -----------------
                                                       FROM INCEPTION          FROM INCEPTION
                                                    NOVEMBER 30, 2005 TO    NOVEMBER 30, 2005 TO
                                                        JULY 31, 2006          JULY 31, 2006
                                                      -----------------     -----------------
Net asset value, beginning of period                        $10.00                 $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(3)                            0.13                   0.09
   Capital gain distributions received from
     affiliated funds(3)                                      0.15                   0.18
   Net realized and unrealized gain (loss)                    0.87                   0.84
                                                           --------               --------
     TOTAL FROM INVESTMENT OPERATIONS                         1.15                   1.11
                                                           --------               --------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.09)                 (0.09)
                                                           --------               --------
     TOTAL DISTRIBUTIONS                                     (0.09)                 (0.09)
                                                           --------               --------
Change in net asset value                                     1.06                   1.02
                                                           --------               --------
NET ASSET VALUE, END OF PERIOD                              $11.06                 $11.02
                                                           ========               ========
Total return(1)                                              11.63%(4)              11.16%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $328                   $162
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2)                                  0.20%(5)               0.95%(5)
   Gross operating expenses(2)                               48.46%(5)              56.56%(5)
   Net investment income (loss)                               1.81%(5)               1.27%(5)
Portfolio turnover                                              13%(4)                 13%(4)

---------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3) Computed using average shares outstanding.

(4) Not annualized.

(5) Annualized.



                                                              Phoenix PHOLIOs 49

APPENDIX A
--------------------------------------------------------------------------------

INVESTMENT TECHNIQUES AND PRACTICES OF UNDERLYING AFFILIATED MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS (ETFs)

In pursuing its investment objectives, each underlying affiliated mutual fund and ETF may engage in the following investment techniques and practices to the extent such techniques and practices are consistent with the underlying affiliated mutual fund's or ETF's investment objective. These investment techniques and practices are described, together with their associated risks, in the Statement of Additional Information.

Corporate Debt Securities
     Convertible Securities
     High Yield-High Risk Securities
Foreign Securities
Forward Foreign Currency Exchange Contracts
Illiquid Securities
Interest Rates
Money Market Instruments
Mortgage Related and Other Asset-Backed Securities
     Mortgage Pass-Through Securities
     Collateralized Mortgage Obligations (CMOs)
     CMO Residuals
     Stripped Mortgage-Backed Securities
     Other Asset-Backed Securities
Options
     Financial Futures Contracts and Related Options
Other Investment Companies
Participation Interests
Private Placements and Rule 144A Securities
Ratings
Real Estate Investment Trusts
Repurchase Agreements
Securities Lending
Short Sales
Small Companies
Swap Agreements
U.S. Treasury and Corporate Zero Coupon Bonds
Warrants to Purchase Securities
When-Issued Securities


50 Phoenix PHOLIOs

APPENDIX B
--------------------------------------------------------------------------------


UNDERLYING AFFILIATED MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS (ETFs)

Following is a list of underlying affiliated mutual funds and ETFs (collectively, "underlying mutual funds") in which the funds are currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying mutual funds will be purchased by each fund. The underlying mutual funds and their target weightings (if applicable) have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. Phoenix periodically rebalances the funds' investments in the underlying mutual funds to bring them back within their target weightings. Some portion of each fund's portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. Each fund's cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund's prospectus, Statement of Additional Information, and Annual and Semiannual reports is available on the Phoenix Funds Web sites, PhoenixFunds.com or PhoenixInvestments.com, or you can request copies by calling Mutual Fund Services toll-free at (800)-243-1574.


                                                       PHOENIX              PHOENIX             PHOENIX
                                                   WEALTH PRESERVER   CONSERVATIVE INCOME    INTERNATIONAL
 FUND NAME/ASSET CLASS                                  PHOLIO              PHOLIO              PHOLIO

 EQUITY
 ------
 Phoenix Dynamic Growth Fund                              --                  --                  --
 Phoenix Fundamental Growth Fund                          8%                  4%                  --
 Phoenix Growth & Income Fund                             7%                  3%                  --
 Phoenix Mid-Cap Value Fund                               2%                  --                  --
 Phoenix Small-Cap Growth Fund                            2%                  --                  --
 Phoenix Small-Cap Value Fund                             --                  --                  --
 Phoenix Total Value Fund*                                8%                  4%                  --

 FIXED INCOME
 ------------
 Phoenix Bond Fund                                       24%                 32%                  --
 Phoenix High Yield Securities Fund                       6%                  8%                  --
 Phoenix Institutional Bond Fund                         24%                 32%                  --
 Phoenix Multi-Sector Short Term Bond Fund                6%                  8%                  --

 INTERNATIONAL/GLOBAL
 --------------------
 Phoenix Emerging Markets Bond Fund                       --                  --                  5%
 Phoenix Foreign Opportunities Fund                       3%                  --                 30%
 Phoenix International Strategies Fund                    5%                  4%                 50%

 ALTERNATIVES
 ------------
 Phoenix Global Utilities Fund                            1%                  1%                  --
 Phoenix Market Neutral Fund                              3%                  3%                 10%
 Phoenix Real Estate Securities Fund                      1%                  1%                  --


 EXCHANGE-TRADED FUNDS (ETFs)
 ----------------------------

 iShares MSCI Japan Index                                 --                  --                  5%



* The Phoenix Total Value Fund will be liquidated on or about December 21, 2006. It is anticipated that the allocation currently assigned to the Phoenix Total Value Fund will be invested in the Phoenix Pathfinder Fund following the liquidation of the Phoenix Total Value Fund.



                                                              Phoenix PHOLIOs 51

[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480




ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:


ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-7643
PXP1794A                                                                   11-06

                               PHOENIX PHOLIOs(SM)

                        PHOENIX WEALTH ACCUMULATOR PHOLIO

                          PHOENIX WEALTH BUILDER PHOLIO

                         PHOENIX WEALTH GUARDIAN PHOLIO

                         PHOENIX WEALTH PRESERVER PHOLIO

                       PHOENIX CONSERVATIVE INCOME PHOLIO

                           PHOENIX DIVERSIFIER PHOLIO

                          PHOENIX INTERNATIONAL PHOLIO


                                101 Munson Street
                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix PHOLIOs (the "Trust"), dated November 30, 2006, and should be read in conjunction with it. Phoenix PHOLIOs is a "fund of funds," meaning that each PHOLIO seeks to achieve its investment objective by investing in other Phoenix mutual funds, referred to as underlying affiliated mutual funds, and for certain PHOLIOs, in exchange-traded funds (ETFs), (collectively, "underlying mutual funds"). The SAI incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com or by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE
The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques and Risks............................................    2
Performance Information ...................................................   13
Portfolio Transactions and Brokerage.......................................   14

Disclosure of Fund Holdings................................................   15
Services of the Adviser....................................................   18
Portfolio Managers.........................................................   19
Net Asset Value............................................................   21
How to Buy Shares..........................................................   21
Alternative Purchase Arrangements..........................................   21
Investor Account Services..................................................   23
How to Redeem Shares.......................................................   25
Dividends, Distributions and Taxes.........................................   26
Tax Sheltered Retirement Plans.............................................   30
The Distributor............................................................   30
Distribution Plans.........................................................   32
Management of the Trust ...................................................   33
Additional Information.....................................................   40


                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP 1794B (11/06)

                                    THE TRUST

   Phoenix PHOLIOs(SM) (the "Trust") is a diversified open-end management investment company, consisting currently of seven series, the Phoenix Wealth Accumulator PHOLIO ("Wealth Accumulator PHOLIO"), the Phoenix Wealth Builder PHOLIO ("Wealth Builder PHOLIO"), the Phoenix Wealth Guardian PHOLIO, ("Wealth Guardian PHOLIO"), the Phoenix Wealth Preserver PHOLIO ("Wealth Preserver PHOLIO"), the Phoenix Conservative Income PHOLIO ("Conservative Income PHOLIO"), the Phoenix Diversifier PHOLIO ("Diversifier PHOLIO") and the Phoenix International PHOLIO ("International PHOLIO") (each a "Fund," and together the "Funds"), each with two classes of shares. The Trust was originally organized as a Massachusetts business trust in May 1996 and was reorganized as a statutory trust under Delaware law in November 2000. From May 1996 until May 2003, the Trust was named Phoenix-Aberdeen Series Fund. From May 16, 2003 until May 2005, the Trust was named Phoenix Partner Select Funds. The Trust adopted its current name, Phoenix PHOLIOs,(SM) effective May 11, 2005.

   The Trust's Prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. The investment objective of the Wealth Builder and Wealth Guardian PHOLIOs is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The investment objective of the Wealth Accumulator, Wealth Preserver, Conservative Income, Diversifier and International PHOLIOs may each be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). This prohibition shall not apply to the purchase of investment company shares. For purposes of determining the amount of each Fund's total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund will look through to the securities held by the underlying affiliated mutual funds in which the Fund invests.

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

         (8a) Applicable to all funds, except Phoenix Wealth Builder PHOLIO:
Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

         (8b) Applicable to Phoenix Wealth Builder PHOLIO only: Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.


   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a mutual fund may purchase. Each of the PHOLIOs are exempt from this limitation so long as, among other things, the fund and the underlying affiliated mutual funds are affiliates, and the underlying mutual funds are themselves not a fund of funds.


                         INVESTMENT TECHNIQUES AND RISKS

   Each of the Funds pursues its investment objective(s) by investing its assets in a mix of underlying mutual funds that employ diverse investment techniques. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund's investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Funds currently invest. Please refer to the prospectus and statement of additional information for each underlying affiliated mutual fund for specific details.

   IMPORTANT NOTE: The following descriptions pertain to the underlying mutual funds in which the Funds invest. The Funds will not use these techniques directly.

CORPORATE DEBT SECURITIES

   A fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the adviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. A fixed income fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

   HIGH YIELD-HIGH RISK SECURITIES. Investments in below-investment grade securities generally provide greater income (leading to the name "high yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower quality debt securities may be more complex than for issuers of higher quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high yield securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the fund may incur additional expenses to seek recovery. Market prices of high yield securities structured as zero- coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity could adversely affect the price at which a fund could sell a high yield security and could adversely affect the daily net asset value of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

FOREIGN SECURITIES

   The funds may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The funds may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The funds may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to the reporting requirements of the U.S. SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, a fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the funds and which may not be recoverable by the funds or their investors.

   The Funds will calculate net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange ("NYSE") is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of a fund's portfolio may be affected by such trading on days when a shareholder has no access to the fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   In order to hedge against adverse movements in exchange rates between currencies, the funds may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The funds may enter into forward currency contracts either with respect to specific transactions or with respect to a fund's portfolio positions.

ILLIQUID SECURITIES

   The funds may invest in securities that are not liquid. The funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the funds will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INTEREST RATES

   The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

   Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

   Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates. "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

MONEY MARKET INSTRUMENTS

   To meet margin requirements, redemptions or for investment purposes, a fund may hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Funds may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Funds may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The adviser expects additional assets will be "securitized" in the future. The Funds may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

OPTIONS

   The funds may, from time to time, write covered call option contracts as a means of increasing the total return of the fund's portfolio and also as a means of providing limited protection against increases in market value of the fund's portfolio. Such contracts will be written on securities in which the funds have authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the fund owns the optioned securities, (2) the fund specifically designates on its accounting records, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A fund will only write call option contracts when it is believed that the total return to the fund can be increased through such premiums consistent with the fund's investment objective.

   The funds may also write covered call options on securities indices. Through the writing of call index options, the funds can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   The funds may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from a fund's portfolio, the fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the funds seek to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the funds may be unable to close out an option position.

   FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. The funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The funds may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. The funds may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a fund holds long-term debt securities and the adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a fund's portfolio securities declined, the value of that fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the adviser expects long-term interest rates to decline, a fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding, short-term securities or waiting on the long-term market to stabilize. Similar techniques may be used by the funds to hedge stock market risk.

   The funds also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a fund would pay more than the market price for the underlying securities. The net cost to a fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   The Funds may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each fund intends to comply with rules and interpretations of the CFTC and of the SEC.

   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. The Funds will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options, the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expect that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status" section in this SAI).

   A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund will specifically designate on its accounting records liquid assets to cover such contracts and options that is marked to market daily.

OTHER INVESTMENT COMPANIES

   Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Funds can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the 1940 Act require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Funds and affiliated persons of the Funds do not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

   EXCHANGE-TRADED FUNDS. Each Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold shares of all of the companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.

   The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although each Fund, like most other investors in ETFs, intend to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the manager believes it is in the Fund's best interest to do so. An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

PARTICIPATION INTERESTS

   The fixed income funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   The Funds may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Funds in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended, (The "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Funds determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

RATINGS

   If the rating of a security purchased by a Fund are subsequently reduced below the minimum rating required for purchase or a security purchased by the Funds ceases to be rated, neither event will require the sale of the security. However, the adviser, as applicable, will consider any such event in determining whether the Funds should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

   REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Funds should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The real estate funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Funds to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS

   The Funds may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker-dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Funds do not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Funds seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

SECURITIES LENDING

   The Funds may lend portfolio securities to broker-dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Funds and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Funds may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Funds the same number and kind of securities as those loaned together with duly executed stock powers. The Funds must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Funds may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.

SHORT SALES

   The Market Neutral Fund will, and other of the Funds may, seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the Funds have maintained a short position exposure within 5% of its long position exposure. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Funds are required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Funds also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Funds may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Funds over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Funds will be able to close out the position at any particular time or at an acceptable price.

SMALL COMPANIES

   Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

SWAP AGREEMENTS

   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Funds bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulations under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

U.S. TREASURY AND CORPORATE ZERO COUPON BONDS

   The Funds may invests in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Funds must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Funds will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Funds will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WARRANTS TO PURCHASE SECURITIES

   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Funds to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

   The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Funds makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will specifically designate on its accounting records cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such specifically designated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Funds will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Funds may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Mid Cap Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on Class A Shares, and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A or Class C account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Funds do not invest directly in securities, but rather invest solely in shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at net asset value of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the funds will pay customary brokerage commissions for each purchase and sale.

   The investment advisers and/or subadvisers (throughout this section the "adviser") to the underlying affiliated mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, the adviser must comply with the brokerage and allocation procedures adopted by the boards of trustees of the underlying affiliated mutual funds. The following is a discussion of the portfolio transactions and brokerage procedures of the underlying affiliated mutual funds.

   The adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser believes that the funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   Each Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.


                           DISCLOSURE OF FUND HOLDINGS

   The Funds do not invest directly in securities, but rather invest solely in shares of other affiliated mutual funds and for certain Funds, in ETFs. The following description pertains to the underlying affiliated mutual funds referred to in this section as the ("funds") in which the Funds invest.

   The Trustees of the funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, Phoenix (generally, the funds' investment adviser), or their affiliates. These policies provide that the funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the funds' policies prohibit Phoenix and the funds' other service providers from entering into any agreement to disclose fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the fund, third parties providing services to the funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Boards of Trustees of the funds have delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the funds' Compliance Officer, and officers of the funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information and the funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The funds' policies provide that non-public disclosures of a fund's portfolio holdings may only be made if
(i) the fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the funds' Board of Trustees and/or the fund's executive officers, the funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the funds.


NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION


 ---------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER            NAME OF SERVICE PROVIDER            TIMING OF RELEASE OF PORTFOLIO
                                                                         HOLDINGS INFORMATION
 ----------------------------------- ----------------------------------- ---------------------------------------

 Advisers                            Phoenix Investment Counsel, Inc.    Daily
 ----------------------------------- ----------------------------------- ---------------------------------------
 Subadvisers                         Acadian Asset Management Inc.,      Daily
                                     Bennett Lawrence Management, Duff
                                     & Phelps Investment Management Co,
                                     Euclid Advisors LLC,
                                     CastleArk Management LLC,
                                     Golden Capital Management LLC,
                                     Harris Investment Management,
                                     Inc., New Star Institutional
                                     Managers Limited, Sasco Capital
                                     Inc., Vontobel Asset Management
                                     Inc.

 ----------------------------------- ----------------------------------- ---------------------------------------
 Distributor                         Phoenix Equity Planning             Daily
                                     Corporation
 ----------------------------------- ----------------------------------- ---------------------------------------
 Custodian                           State Street Bank and Trust         Daily
                                     Company
 ----------------------------------- ----------------------------------- ---------------------------------------
 Sub-Financial Agent                 PFPC Inc.                           Daily
 ----------------------------------- ----------------------------------- ---------------------------------------
 Independent Registered Public       PricewaterhouseCoopers LLP          Annual Reporting Period: within 15
 Accounting Firm                                                         business days of end of reporting
                                                                         period
 ---------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER            NAME OF SERVICE PROVIDER            TIMING OF RELEASE OF PORTFOLIO
                                                                         HOLDINGS INFORMATION
 ----------------------------------- ----------------------------------- ---------------------------------------
                                                                         Semiannual Reporting Period: within
                                                                         31 business days of end of reporting
                                                                         period
 ----------------------------------- ----------------------------------- ---------------------------------------
 Typesetting Firm for Financial      GCom Solutions                      Monthly on first business day
 Reports and Forms N-Q                                                   following month end
  ----------------------------------- ----------------------------------- --------------------------------------
 Printer for Financial Reports       V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                         Period: within 45 days after end of
                                                                         reporting period
 ----------------------------------- ----------------------------------- ---------------------------------------
 Proxy Voting Service                Institutional Shareholder Services  Twice weekly on an ongoing basis
 ----------------------------------- ----------------------------------- ---------------------------------------
 Intermediary Selling Shares of      Merrill Lynch                       Quarterly within 10 days of quarter
 the Fund                                                                end
 ----------------------------------- ----------------------------------- ---------------------------------------
 Third-Party Class B Share Financer  SG Constellation LLC                Weekly based on prior week end
 ---------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

 ---------------------------------------------------------------------------------------------------------------
 Portfolio Redistribution Firms      Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal
                                     Thompson Financial Services         quarter end
 ----------------------------------- ----------------------------------- ---------------------------------------
 Rating Agencies                     Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal
                                                                         quarter end
 ---------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds.

   There is no guarantee that the funds' policies on use and dissemination of holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of such information.


                             SERVICES OF THE ADVISER


   The investment adviser to the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2006, PIC had approximately $28.0 billion in assets under management.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is a sole shareholder of PXP. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115.


   PXP has served investors for over 70 years. As of September 30, 2006, PXP had approximately $57.0 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   The investment advisory agreement provides that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

   The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.


   As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the Fund's average daily net assets. Total management fees for the fiscal year ended July 31, 2006 amounted to $195,582.

   The Fund's Adviser has contractually agreed to limit the fund's total operating expenses through November 30, 2007 (excluding interest, tax and extraordinary expenses), to the extent that such expenses do not exceed the amounts shown in the table below:

     FUND                                      CLASS A                  CLASS C
     ----                                      -------                  -------
     Wealth Accumulator PHOLIO                 0.00%                     0.75%
     Wealth Builder PHOLIO                     0.00%                     0.75%
     Wealth Guardian PHOLIO                    0.00%                     0.75%
     Wealth Preserver PHOLIO                   0.00%                     0.75%
     Conservative Income PHOLIO                0.00%                     0.75%
     Diversifier PHOLIO                        0.20%                     0.95%
     International PHOLIO                      0.20%                     0.95%


   The Adviser will not seek to recapture any operating expenses reimbursed under these arrangements.

   The investment advisory agreement also provides that the adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Following its initial two-year term, the investment advisory agreement continues from year-to-year with respect to the Funds so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the 1940 Act, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On 60 days written notice and without payment of any penalty the agreement may be terminated as to the Funds or as to a Fund by the Trustees or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The investment advisory agreement provides that upon its termination, or at the request of the Adviser, the Funds will eliminate all references to "Phoenix" from their names, and will not thereafter transact business in a name using the word "Phoenix".

   The Trust, its Adviser and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENTS


PHOENIX WEALTH ACCUMULATOR PHOLIO, PHOENIX WEALTH BUILDER PHOLIO, PHOENIX WEALTH GUARDIAN PHOLIO, PHOENIX WEALTH PRESERVER PHOLIO, PHOENIX CONSERVATIVE INCOME PHOLIO, PHOENIX DIVERSIFIER PHOLIO AND PHOENIX INTERNATIONAL PHOLIO

   A discussion regarding the basis for the Board of Trustees approving the advisory agreements is available in the funds' semiannual report covering the period August 1, 2005 through January 31, 2006.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment advisers will vote proxies. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC Internet site at http://www.sec.gov.



                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISER (PHOENIX INVESTMENT COUNSEL, INC.)


   Phoenix Investment Partners, Ltd. and its affiliates (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce tax implications.


   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance targets. Such component may be further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio manager(s) identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan is made up of two components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance of the PNX general account measured on a one-year basis. Awards are determined based on two components: new investment spread and credit losses. New investment spread measures the yield achieved on new investments compared to yield available in the market for similar investments. The credit loss component is measured by comparing PNX's corporate and structured bond credit losses against market credit losses for the year.

(2) Thirty percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio manager's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser is required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by the portfolio manager since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of July 31, 2006 regarding any other accounts managed by the portfolio manager for each of the Funds as named in the prospectus. As noted in the table, the portfolio manager managing the Funds may also manage or be a member of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                                                                                    NUMBER OF AND
                                            NUMBER OF AND TOTAL        NUMBER OF AND TOTAL              TOTAL
                                            ASSETS OF REGISTERED      ASSETS OF OTHER POOLED          ASSETS OF
      PORTFOLIO MANAGER                     INVESTMENT COMPANIES    INVESTMENT VEHICLES (PIVS)      OTHER ACCOUNTS
      -----------------                     --------------------    --------------------------      --------------

      Christopher M. Wilkos                   11/236.6 million                  None                5/$16.1 billion


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.


   As of July 31, 2006, the portfolio manager did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor does he manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following chart sets forth the dollar range of equity securities beneficially owned, as of July 31, 2006, by the portfolio manager for the Adviser in each Fund described in the prospectus.

                        Dollar Range of Equity Securities
                              Beneficially Owned in
Portfolio Manager               Each Fund Managed
-----------------               -----------------

Christopher M. Wilkos                 None



                                 NET ASSET VALUE

   The net asset value per share of each Fund and each underlying affiliated mutual fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States' national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker's authorized designee prior to its close of business.


   Your sales representative should recommend only those arrangements that are suitable for you based on known information. The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. In certain instances, investors may be entitled to a reduction or waiver of sales charges. For instance, investors may be entitled to a discount in sales charges on Class A Shares if on purchases of more than the break point amounts (as described under "Dealer Concessions" in the section entitled "The Distributor" in this SAI). Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class

C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should be sure that they fully understand their choices before investing.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that Class. (See the "Dividends, Distributions and Taxes" section of this SAI.)

CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


   Class C Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges.

   Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of each Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of these Funds or any other Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.



                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the telephone.

Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES

   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Additionally, Class C Shares may be exchanged for Class T Shares of the Phoenix Multi-Sector Short Term Bond Fund. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check, if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any. (See the Funds' current Prospectus for more information.)


   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more.


BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)


TELEPHONE REDEMPTIONS


   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, each Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.


   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for each Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities, and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.


   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Fund and shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as RIC.


TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS

   Many futures contracts entered into by a Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.


   Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that each Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.


   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


TAXATION OF FOREIGN INVESTMENTS


   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   Each Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.


SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in one Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, each Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE FUND OF FUNDS STRUCTURE

   Each Fund will normally invest all of its assets in shares of other RIC or ETFs (collectively, "underlying funds"). In order to qualify as a RIC as discussed under the section "Qualification as a RIC"; each Fund must satisfy certain diversification requirements. So long as all of a Fund's assets are invested in shares of other RIC's, the Fund will satisfy the diversification requirements. If, however, an underlying fund should fail to qualify as a RIC for any year, any Fund investing in the underlying fund may fail to satisfy the diversification requirements of Subchapter M and therefore itself fail to qualify as a RIC.

   The use of a fund-of-funds structure can affect the amount, timing and character of distributions to shareholders. Each Fund intends to distribute its net investment income and net capital gains to shareholders in accordance with requirements of the Code. Because each Fund will normally invest all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of the underlying funds.

   To the extent that an underlying fund realizes net losses on its investments for a given year, a Fund will not be able to recognize its share of those losses until it disposes of shares of the underlying fund. For example, a Fund will not be able to offset gains realized by one underlying fund in which such Fund invests against losses realized by another underlying fund in which such Fund invests. When a Fund does make a disposition of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying funds shares against its ordinary income including short-term capital gain distributions received from an underlying fund.

   The operation of the "wash sale" rules may also defer losses realized when a Fund redeems shares of an underlying fund at a loss and invests in shares of the same underlying fund within 30 days (on either side) of such sale. The Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds do not currently invest in underlying funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


   Except as specifically set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.



                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Trust, PEPCO (or the "Distributor"), an indirect, wholly owned subsidiary of PNX and an affiliate of PIC, serves as Distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years ended July 31, 2004, 2005 and 2006, purchasers of shares of the Funds paid aggregate sales charges of $1,011,404, $867,996 and $643,470, respectively of which the Distributor received net commissions of $137,290 $131,256 and 120,205, respectively, for its services, the balance being paid to dealers. For the fiscal year ended July 31, 2006, the Distributor received net commissions of $81,299 for Class A Shares and deferred sales charges of $38,906 for Class C Shares.


   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on the purchase of Class A Shares as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                         6.10%                          5.00%
 $50,000 but under $100,000                  4.75                          4.99                           4.25
 $100,000 but under $250,000                 3.75                          3.90                           3.25
 $250,000 but under $500,000                 2.75                          2.83                           2.25
 $500,000 but under $1,000,000               2.00                          2.04                           1.75
 $1,000,000 or more                          None                          None                           None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time-to-time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market Phoenix Funds within the Phoenix Funds Complex at the following incremental annual rates.

         First 5 billion                                0.09%
         $5 billion to $15 billion                      0.08%
         Greater than $15 billion                       0.07%

   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds Complex.

   Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC, Inc. (subagent to PEPCO) ("PFPC"), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

   For services to the Trust during the fiscal years ended July 31, 2006, PEPCO received fees of $414,014.



                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund. Class C Shares pay a distribution fee based on average daily net assets at a rate of 0.75% per annum. Class A Shares and Class C Shares are authorized under the fund's 12b-1 plan to pay fees up to 0.25% and 1.00%, respectively. In addition, the underlying affiliated mutual funds' Class A Shares and Class Y Shares in which the Fund invests impose a 0.25% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of shares of the Fund has reduced the 12b-1 fee by the amount of underlying affiliated mutual funds' Class A and Class Y 12b-1 fees.

   From the service fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   For the fiscal year ended July 31, 2006, the Funds paid Rule 12b-1 Fees in the amount of $894,548 of which the Distributor received $102,710 and unaffiliated broker-dealers received $987,673. The Rule 12b-1 payments for the fiscal year ended July 31, 2006 were used for (1) compensation of dealers, $957.113; (2) compensation to sales personnel, $252,249; (3) advertising, $39,198; (4) printing and mailing prospectuses to other than current shareholders, $5,860; (5) service costs; $39,455 and (6) other costs, $25,606.

   On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will also conduct an additional, more extensive review annually to determine whether the Plans will be continued. By its terms, continuation of the Plans from year-to-year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plans.


   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------       -------                 -----------------------------------

E. Virgil Conway                     Served since        67         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC            1996.                          (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of New
New York, NY 10178                                                  York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Honorary) (2004-present), Pace University
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New York
                                                                    Councils, Boy Scouts of America (1985-present), The Academy of Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), Colgate University
                                                                    (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                                    Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman)
                                                                    (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance Company
                                                                    (1974-2002), Union Pacific Corp. (1978-2002), BlackRock
                                                                    Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                    (1990-2000), Accuhealth (1994-2002), Pace University
                                                                    (1978-2003), New York Housing Partnership Development Corp.
                                                                    (Chairman) (1981-2003), Josiah Macy, Jr. Foundation
                                                                    (1975-2004).

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------       -------                 -----------------------------------
Harry Dalzell-Payne                  Served since        67         Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court               1996.                          (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                  Served since        68         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902             1996.                          (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                     Served since        65         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.            1996.                          (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                               Director, Diversapak (2002-present), Obaji Medical
DOB: 2/14/39                                                        Products Company (2002-present). Director, Lincoln
                                                                    Educational Services (2002-2004). Chairman, Carson
                                                                    Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara                Served since        67         Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                  2001.                          (2001-present). Managing Director, U.S, Trust Company of
New York, NY 10128                                                  New York (1982-2006).
DOB: 4/17/51


James M. Oates*                      Served since        65         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners               1996.                          Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee/Director, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present).  Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson Investment
                                                                    Management, Inc. (2000-present). Independent Chairman,
                                                                    Trustee, John Hancock Trust (since 2005). Trustee, John
                                                                    Hancock Funds II and John Hancock Funds III (since 2005).
                                                                    Trustee, John Hancock Trust (2004-2005). Director/Trustee,
                                                                    AIB Govett Funds (six portfolios) (1991-2000), Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com)
                                                                    (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                    Treasurer, Endowment for Health, Inc. (2000-2004).

Richard E. Segerson                  Served since        65         Managing Director, Northway Management Company
73 Briggs Way                        1996.                          (1998-present). Trustee, Phoenix Funds Family
Chatham, MA 02633                                                   (1983-present).
DOB: 2/16/46

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------       -------                 -----------------------------------
Ferdinand L.J. Verdonck              Served              52         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                       since   2004.                  Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                    (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                    Luxembourgeoise (1992-2003), Investco N.V. (1992-2003),
                                                                    Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber
                                                                    of Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                              INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                      NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, POSITION(S)       LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
   WITH TRUST AND DATE OF BIRTH    TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
   ----------------------------    -----------        -------                  -----------------------------------

George R. Aylward*                Served since          65          Senior Vice President and Chief Operating Officer,
Trustee and President             November 2006                     Asset Management, The Phoenix Companies, Inc.
DOB: 8/17/64                                                        (2004-present). President (since November 2006) and
                                                                    Chief Operating Officer (2004-present), Phoenix
                                                                    Investment Partners, Ltd. President, certain funds
                                                                    within the Phoenix Funds Family (since November 2006).
                                                                    Previously, Executive Vice President, Phoenix Investment
                                                                    Partners, Ltd. (2004-November 2006). Vice President,
                                                                    Phoenix Life Insurance Company (2002-2004). Vice
                                                                    President, The Phoenix Companies, Inc. (2001-2004).
                                                                    Vice President, Finance, Phoenix Investment Partners,
                                                                    Ltd. (2001-2002).  Assistant Controller, Phoenix
                                                                    Investment Partners, Ltd. (1996-2001). Executive Vice
                                                                    President, certain funds within the Phoenix Funds Family
                                                                    (2004-November 2006).

Marilyn E. LaMarche**             Served since          65          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                             (1997-present).  Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, POSITION(S)       LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
   WITH TRUST AND DATE OF BIRTH    TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
   ----------------------------    -----------        -------                  -----------------------------------
Philip R. McLoughlin***           Served since          85          Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bridge Street                 1996.                             (1985- World Trust Fund (1991-present). Trustee/Director,
Chatham, MA  02633                                                  Phoenix Funds Complex (1989-present). Management Consultant
Chairman                                                            (2002-2004), Chairman (1997-2002), Chief Executive Officer
DOB: 10/23/46                                                       (1995-2002) and Director (1995-2002), Phoenix Investment
                                                                    Partners, Ltd. Director and Executive Vice President, The
                                                                    Phoenix Companies, Inc. (2000-2002). Director (1994-2002)
                                                                    and Executive Vice President, Investments (1987-2002),
                                                                    Phoenix Life Insurance Company. Director (1983-2002) and
                                                                    Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                    Director (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                    and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                    (1999-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management Company.
                                                                    Director and Executive Vice President, Phoenix Life and
                                                                    Annuity Company (1996-2002). Director (1995-2000) and
                                                                    Executive Vice President (1994-2002) and Chief Investment
                                                                    Counsel (1994-2002), PHL Variable Insurance Company.
                                                                    Director, Phoenix National Trust Holding Company
                                                                    (2001-2002). Director (1985-2002) and Vice President
                                                                    (1986-2002) and Executive Vice President (April
                                                                    2002-September 2002), PM Holdings, Inc. Director, WS
                                                                    Griffith Associates, Inc. (1995-2002). Director, WS Griffith
                                                                    Securities, Inc. (1992-2002).

  * Mr Aylward is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position as President, Phoenix Investment Partners, Ltd.

 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD WITH
      NAME, ADDRESS AND           TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 TIME SERVED                            DURING PAST 5 YEARS
        -------------                 -----------                            -------------------


Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since        (since 2006). Senior Vice President, Asset Management Product Development,
                               2004.                  Phoenix Investment Partners, Ltd. (2005-present). Senior Vice President and
                                                      Chief Administrative Officer, Phoenix Investment Partners, Ltd.
                                                      (2003-2004). Senior Vice President and Chief Administrative Officer,
                                                      Phoenix Equity Planning Corporation (1999-2003). Senior Vice President,
                                                      certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Compliance Officer, certain funds in the Phoenix
New York, NY 10022             Officer since 2004.    Funds Complex (2004-present). Vice President, The Zweig Total Return
DOB:  9/23/45                                         Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and
                                                      Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary, Phoenix-Zweig
                                                      Trust (1989-2003) and Secretary, Phoenix-Euclid Market Neutral Fund
                                                      (1999-2002).


                                 POSITION(S) HELD WITH
      NAME, ADDRESS AND           TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 TIME SERVED                            DURING PAST 5 YEARS
        -------------                 -----------                            -------------------


Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since 2005.  2005-present). Compliance Officer of Investments and Counsel, Travelers
                                                      Life & Annuity Company ( January 2005-May 2005). Assistant General
                                                      Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer
                               Treasurer since 2006.  (2006-present) or Chief Financial Officer and Treasurer (2005-present), certain funds within the Phoenix Funds Family. Vice President, Chief
                                                      Financial Officer, Treasurer and Principal Accounting Officer, The Phoenix
                                                      Edge Series Fund (since 2006). Assistant Treasurer, certain funds within the Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager
                                                      (2000-2002), Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. The committee met eleven times during the Trust's last fiscal year. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees who are not interested persons of the Adviser or its affiliates received an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended July 31, 2006, the Trustees received the following compensation:

                                                       AGGREGATE             TOTAL COMPENSATION FROM TRUST
                                                      COMPENSATION             AND FUND COMPLEX (85FUNDS)
NAME OF TRUSTEE                                        FROM TRUST                   PAID TO TRUSTEES
---------------                                        ----------                   ----------------
INDEPENDENT TRUSTEES
--------------------
 E. Virgil Conway                                       $13,665                         $183,250
 Harry Dalzell-Payne                                    $13,211                         $183,650
 Francis E. Jeffries                                     $9,292*                        $141,750

                                                       AGGREGATE             TOTAL COMPENSATION FROM TRUST
                                                      COMPENSATION             AND FUND COMPLEX (85FUNDS)
NAME OF TRUSTEE                                        FROM TRUST                   PAID TO TRUSTEES
---------------                                        ----------                   ----------------
INDEPENDENT TRUSTEES
--------------------
 Leroy Keith, Jr.                                        $9,396                         $104,473
 Geraldine M. McNamara                                  $13,102*                        $176,750
 James M. Oates                                         $12,598                         $136,612
 Richard E. Segerson                                     $9,292*                         $97,500
 Ferdinand L.J. Verdonck                                 $8,410                          $87,500

INTERESTED TRUSTEES
-------------------
 Marilyn E. LaMarche                                     $7,664                          $79,750
 Philip R. McLoughlin                                   $19,247                         $261,317
----------------------

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating as follows: Mr. Jeffries, $558,171.66; Ms. McNamara, $228,112.04 and Mr. Segerson, $119,661.87. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:


                                                                                                AGGREGATE DOLLAR RANGE OF
                                                     DOLLAR RANGE OF EQUITY                  TRUSTEE OWNERSHIP IN ALL FUNDS
                                                SECURITIES IN THE WEALTH BUILDER                        OVERSEEN
                                                       OR WEALTH GUARDIAN                        BY TRUSTEE IN FAMILY OF

NAME OF TRUSTEE                                             PHOLIOS                               INVESTMENT COMPANIES
---------------                                             -------                               --------------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                              None                                    Over $100,000
Harry Dalzell-Payne                                           None                                        None
Francis E. Jeffries                                           None                                    Over $100,000
Leroy Keith, Jr.                                              None                                    $1 - $10,000
Geraldine M. McNamara                                         None                                    Over $100,000
James M. Oates                                                None                                    Over $100,000
Richard E. Segerson                                           None                                    Over $100,000
Ferdinand L.J. Verdonck                                       None                                        None

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                                           None                                        None
Philip R. McLoughlin                                          None                                    Over $100,000
----------------------

At October 31, 2006, the Trustees and officers as a group owned less than 1% of any of the Funds' outstanding shares.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of October 31 2006 with respect to each person who owns of record, or is known by the Trust to own of record, or beneficially own 5% or more of any class of the Funds' equity securities.


NAME OF SHAREHOLDER                       FUND AND CLASS                      PERCENTAGE OF CLASS     NUMBER OF SHARES
-------------------                       --------------                      -------------------     ----------------


Paul R. Catalogne                         Wealth Guardian PHOLIO
Carolann Catalogne JT WROS                Class A                                     5.03%                110,951.603
60 Maher Ln
Newtown, PA 18940-9687

Polly Goodman                             Wealth Preserver PHOLIO
1 Oak Creek Ridge Dr                      Class A                                     5.77%                  7,443.044
Longview, TX  75605-1629

NAME OF SHAREHOLDER                       FUND AND CLASS                      PERCENTAGE OF CLASS     NUMBER OF SHARES
-------------------                       --------------                      -------------------     ----------------

LPL Financial Services                    International PHOLIO
A/C XXXX-7568                             Class A                                    13.05%                  7,389.163
9785 Towne Centre Drive
San Diego, CA  92121-1968

LPL Financial Services                    International PHOLIO
A/C XXXX-9625                             Class A                                     6.02%                  3,409.580
9785 Towne Centre Drive
San Diego, CA  92121-1968

Dusty Allen Neergaard TTEE                Wealth Preserver PHOLIO
Ashley W. & Dusty A. Neergaard REV        Class A                                     8.35%                 10,778.756
Trust DTD 2/16/94
2807 Devendale Ave
Las Cruces, NM  88005-1243

Mary E. Pace TOD                          Conservative Income PHOLIO
192 Phillips Rd                           Class A                                     6.81%                  4,376.626
Glenburn, ME  04401-1007

MLPF&S for the Sole
Benefit of Its Customers                  Wealth Accumulator PHOLIO
Attn: Fund Administration                 Class A                                    20.24%                 61,401.887
4800 Deer Lake Dr E 3rd Fl                Wealth Accumulator PHOLIO
Jacksonville, FL 32246-6484               Class C                                    43.40%                119,637.780
                                          Wealth Builder PHOLIO
                                          Class A                                    23.90%              1,045,606.511
                                          Wealth Builder PHOLIO
                                          Class C                                    59.32%              3,646,107.808
                                          Conservative Income PHOLIO
                                          Class C                                    31.38%                 11,706.997
                                          Diversifier PHOLIO
                                          Class A                                    31.79%                442,858.276
                                          Diversifier PHOLIO
                                          Class C                                    60.60%                572,528.856
                                          Wealth Guardian PHOLIO
                                          Class A                                    18.72%                413,105.136
                                          Wealth Guardian PHOLIO
                                          Class C                                    62.96%              1,781,777.377
                                          International PHOLIO
                                          Class C                                     6.21%                    934.442
                                          Wealth Preserver PHOLIO
                                          Class C                                    40.45%                 11,074.157

NFS LLC FEBO                              Conservative Income PHOLIO
NFS/FMTC IRA                              Class C                                     5.47%                  2,040.068
FBO David E. Miller
32 Cortland Ln
Lynnfield, MA  01940-1626

NAME OF SHAREHOLDER                       FUND AND CLASS                      PERCENTAGE OF CLASS     NUMBER OF SHARES
-------------------                       --------------                      -------------------     ----------------

Phoenix Equity Planning Corp              Wealth Preserver PHOLIO
Attn: Corp Accounting                     Class A                                     7.95%                 10,252.331
56 Prospect St                            Wealth Preserver PHOLIO
Hartford, CT 06103-2818                   Class C                                    37.19%                 10,181.700
                                          Conservative Income PHOLIO
                                          Class A                                    16.18%                 10,389.911
                                          Conservative Income PHOLIO
                                          Class C                                    27.65%                 10,313.698
                                          International PHOLIO
                                          Class A                                    17.83%                 10,092.885
                                          International PHOLIO
                                          Class C                                    67.01%                 10,086.957

State Street Bank & Trust Co              Conservative Income PHOLIO
Cust for the IRA Rollover of              Class A                                    13.65%                  8,768.569
Ellen J. Bram
41 Pheasant Chase
West Hartford, CT  06117-1031

State Street Bank & Trust Co              Conservative Income PHOLIO
Cust for the IRA Rollover of              Class A                                    12.82%                  8,232.484
Mark A. Bram
41 Pheasant Chase
West Hartford, CT  06117-1031

State Street Bank & Trust Co              International PHOLIO
Cust for the IRA Rollover of              Class A                                     7.42%                  4,201.102
Teresa M. Donato                          Wealth Preserver PHOLIO
6172 Paseo Tienda                         Class A                                     8.33%                 10,742.531
Carlsbad, CA  92009-2230

State Street Bank & Trust Co              Wealth Preserver PHOLIO
Cust for the IRA of                       Class A                                     8.49%                 10,953.661
Polly Goodman
1 Oak Creek Ridge Dr
Longview, TX  75605-1629

State Street Bank & Trust Co
Cust for the SEP IRA of                   Wealth Preserver PHOLIO                     6.90%                  8,899.640
Ben Spies                                 Class A
1908 Hoyt
Longview, TX 75601-3905

State Street Bank & Trust Co              Conservative Income PHOLIO Class C
Cust for the IRA Rollover of                                                         11.15%                  4,158.025
Anita Tiloki
15 Ferris Gln
Poughquag, NY  12570-5559

State Street Bank & Trust Co              Conservative Income PHOLIO Class C
Cust for the IRA Rollover of                                                          9.41%                  3,510.999
Deolall Tiloki
15 Ferris Gln
Poughquag, NY  12570-5559

State Street Bank & Trust Co              Conservative Income PHOLIO
C/F Theodore Urbaczewski Jr (DCD)         Class A                                    19.16%                 12,309.022
FBO Dorothy Urbaczewski
2400 N. Morley Rd
Elizabeth, IL  61028-9306

NAME OF SHAREHOLDER                       FUND AND CLASS                      PERCENTAGE OF CLASS     NUMBER OF SHARES
-------------------                       --------------                      -------------------     ----------------

UBS Financial Services Inc. FBO           Conservative Income PHOLIO Class C
Richard E. Broghamer                                                                 10.39%                  3,874.332
Gloria B. Broghamer
JT Ten
31 Shore Rd
N. Brookfield, MA 01535-1766

UBS Financial Services Inc. FBO           International PHOLIO
Mr. Jarrod Y. Owen                        Class C                                     9.83%                  1,479.258
2255 Vero Beach, FL  32960-4142



                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different funds and different classes of those funds. Holders of shares of a fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. Shareholders of all funds vote on the election of Trustees. On matters affecting an individual fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such fund or class. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   The custodian of the Trust's assets is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Trust has authorized the custodian to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by the Custodian or any subcustodian separate from the securities and assets of each other fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Funds (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Trust or the Transfer Agent.

REPORT TO SHAREHOLDERS


   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS


   The Financial Statements for the Funds for the fiscal year ended July 31, 2006, appearing in the Funds' 2006 Annual Report to Shareholders are incorporated herein by reference.

                               PHOENIX PHOLIOs(SM)

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS:

            a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 7 (File No. 333-5039) on November 30, 2000 and incorporated herein by reference.


            b.1.* Amended and Restated By-Laws of the Registrant adopted November 16, 2005, filed via EDGAR herewith.

            b.2* Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR herewith.


            c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


            d.1 Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated August 1, 2003, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.


            d.2. First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC, dated July 29, 2005, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 333-5039) on August 4, 2005 and incorporated herein by reference.


            d.3. Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC, dated November 30, 2005, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.


            e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 2 (File No. 333-5039) on November 26, 1997 and incorporated herein by reference.


            e.2.* Form of Sales Agreement between PEPCO and dealers, effective June, 2006, filed via EDGAR herewith.

            f.     None.

            g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.

            g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.

            g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.

            g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.

            h.1.* Administration Agreement between Registrant and PEPCO dated July 1, 2006 filed via EDGAR herewith.

            h.2.* Amended and Restated Transfer Agency and Service Agreement between Phoenix Funds and PEPCO dated July 1, 2006 filed via EDGAR herewith.

            h.3. Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.

            i. Opinion and consent of Counsel as to the legality of shares filed via EDGAR with Post-Effective Amendment No. 17 (File No. 333-5039) on November 30, 2005 and incorporated herein by reference.


            j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

            k.     None.

            l. Initial Capitalization Agreement filed via EDGAR as Exhibit 13 with Pre-Effective Amendment No. 1 (File No. 333-5039) on August 27, 1996 and incorporated herein by reference.

            m.1. Class A Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") filed via EDGAR with Post-Effective Amendment No. 11 (File No. 333-5039) on July 30, 2003 and incorporated herein by reference.

            m.2. Class C Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR with Post-Effective Amendment No. 11 (File No. 333-5039) on July 30, 2003 and incorporated herein by reference.


            n.* 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan adopted August 23, 2006 filed via EDGAR herewith.

            o.     Reserved.

            p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006, filed via EDGAR herewith.

            p.2.* Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR herewith.

            q.* Power of Attorney for all Trustees, dated November 15, 2006, filed via EDGAR herewith.

-----------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   None.

ITEM 25. INDEMNIFICATION.

   The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement of certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

   See "Management of the Funds" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information which is included in this registration statement for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the 1940 Act and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.

    (a) PEPCO serves as the principal underwriter for the following registrants:


         Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b)  Directors and Executive Officers of PEPCO are as follows:

         NAME AND                                  POSITIONS AND OFFICES WITH             POSITIONS  AND  OFFICES WITH
         PRINCIPAL ADDRESS                         WITH DISTRIBUTOR                       REGISTRANT
         -----------------                         ----------------                       ----------
         George R. Aylward                         Director and                           Executive Vice President
         56 Prospect Street                        Executive Vice President
         P.O. Box 150480
         Hartford, CT 06115-0480


         John H. Beers                             Vice President                         Assistant Secretary
         One American Row                          and Secretary
         P.O. Box 5056
         Hartford, CT 06102-5056


         Kevin J. Carr                             Vice President                         Vice President, Counsel,
         One American Row                          and Assistant Secretary                Chief Legal Officer
         P.O. Box 5056                                                                    and Secretary
         Hartford, CT 06102-5056


         John R. Flores                            Vice President and                     Anti-Money Laundering Officer
         One American Row                          Anti-Money Laundering                  and Assistant Secretary
         P.O. Box 5056                             Officer
         Hartford, CT 06102-5056


         Michael E. Haylon                         Director                               None
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056

         David C. Martin                           Vice President and                     None
         One American Row                          Chief Compliance Officer
         P.O. Box 5056
         Hartford, CT 06102-5056

         Glenn H. Pease                            Vice President, Finance and            None
         56 Prospect Street                        Treasurer
         P.O. Box 150480
         Hartford, CT 06115-0480

         Jacqueline M. Porter                      Assistant Vice President               Vice President and
         56 Prospect Street                                                               Assistant Treasurer
         P.O. Box 150480
         Hartford, CT 06115-0480


         Francis G. Waltman                        Senior Vice President                  Senior Vice President
         56 Prospect Street
         P.O. Box 150480
         Hartford, CT 06115-0480


         James D. Wehr                             Director                               None
         56 Prospect Street
         P.O. Box 150480
         Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:


Secretary of the Fund:                                             Principal Underwriter, Administrator and
     Kevin J. Carr, Esq.                                           Transfer Agent:
     One American Row                                                  Phoenix Equity Planning Corporation
     P.O. Box 5056                                                     One American Row
     Hartford, CT 06102-5056                                           P.O. Box 5056

                                                                       Hartford, CT 06102-5056
Investment Adviser:
     Phoenix Investment Counsel, Inc.                              Custodian and Dividend Dispersing Agent:
     56 Prospect Street                                                State Street Bank and Trust Company
     P.O. Box 150480                                                   225 Franklin Street
     Hartford, CT 06115-0480                                           Boston, MA 02110



ITEM 29. MANAGEMENT SERVICES.

   None.

ITEM 30. UNDERTAKINGS.

   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 27th day of November, 2006.


                                                      PHOENIX PHOLIOs


ATTEST:/s/ Kevin J. Carr                             By:/s/ George R. Aylward
       ------------------------------                   ------------------------
           Kevin J. Carr                                    George R. Aylward
           Secretary                                        President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 27th day of November, 2006.


                  Signature                           Title
                  ---------                           -----


    /s/ George R. Aylward                             Trustee and President
    ---------------------------------------           (principal executive
    George R. Aylward                                 officer)


    /s/ W. Patrick Bradley                            Chief Financial Officer
    ---------------------------------------           and Treasurer (principal
    W. Patrick Bradley                                financial and accounting
                                                      officer)


                                                      Trustee
    ---------------------------------------
    E. Virgil Conway*

                                                      Trustee
    ---------------------------------------
    Harry Dalzell-Payne*

                                                      Trustee
    ---------------------------------------
    Francis E. Jeffries*

                                                      Trustee
    ---------------------------------------
    Leroy Keith, Jr.*

                                                      Trustee
    ---------------------------------------
    Marilyn E. LaMarche*

                                                      Trustee and Chairman
    ---------------------------------------
    Philip R. McLoughlin*

                                                      Trustee
    ---------------------------------------
    Geraldine M. McNamara*

                                                      Trustee
    ---------------------------------------
    James M. Oates*

                                                      Trustee
    ---------------------------------------
    Richard E. Segerson*


                                                      Trustee
    ---------------------------------------
    Ferdinand L.J. Verdonck*




By /s/ George R. Aylward
   -------------------------------------
*  George R. Aylward, Attorney-in-fact pursuant to powers of attorney.



                                      S-1